UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2014

Fund of Funds Portfolios
Balanced Strategy
Equity Growth Strategy
Growth and Income Strategy
Growth Strategy
Satellite Strategies

Goldman Sachs Fund of Funds Portfolios

■	BALANCED STRATEGY

■	EQUITY GROWTH STRATEGY

■	GROWTH AND INCOME STRATEGY

■	GROWTH STRATEGY

■	SATELLITE STRATEGIES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	3

Investment Process	5

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	38

Financial Statements	44

Financial Highlights	52

Notes to Financial Statements	62

Report of Independent Registered Public Accounting Firm	82

Other Information	83

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Portfolios. For additional information concerning the risks applicable to the Portfolios, please see the Portfolios’ Prospectuses.

The Goldman Sachs Balanced Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Short Duration Government, Goldman Sachs Global Income, Goldman Sachs Core Fixed Income, Goldman Sachs Large Cap Growth Insights, Goldman Sachs Large Cap Value Insights and Goldman Sachs International Equity Funds. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

The Goldman Sachs Equity Growth Strategy Portfolio invests substantially all of its assets in affiliated domestic and international equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Large Cap Growth Insights, Goldman Sachs Large Cap Value Insights and Goldman Sachs International Equity Funds. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

The Goldman Sachs Growth and Income Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Large Cap Growth Insights, Goldman Sachs Large Cap Value Insights, Goldman Sachs International Equity, Goldman Sachs Core Fixed Income and Goldman Sachs Global Income Funds. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

The Goldman Sachs Growth Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Large Cap Growth Insights, Goldman Sachs Large Cap Value Insights and Goldman Sachs International Equity Funds. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

The Goldman Sachs Satellite Strategies Portfolio invests primarily in affiliated fixed income and equity funds (“underlying funds”) which are considered to invest in satellite asset classes. Satellite asset classes are those that have traditionally had low correlations to traditional market exposures such as large capitalization equities and investment grade fixed income. The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Investment Adviser expects to invest relatively significant percentages in the following satellite equity asset classes: emerging markets equity, international small cap, U.S. and international real estate securities. The Investment Adviser may invest a relatively significant percentage in the following satellite fixed income asset classes: high yield, emerging markets debt and commodities. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign, commodity and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

MARKET REVIEW

Fund of Funds Portfolios

Dear Shareholder:

This report provides an overview of regional and sector preferences of the Goldman Sachs Fund of Funds Portfolios (each, a “Portfolio,” and collectively, the “Portfolios”) during the year ended December 31, 2014 (the “Reporting Period”).

Market Review

During the Reporting Period, U.S. equities recorded strong gains, while international equities retreated. Global spread (non-government bond) sectors generated positive returns, as intermediate-term and longer-term yields declined.

EQUITY MARKETS

Diverging global economies, U.S. dollar appreciation, strong merger and acquisition activity, weakening oil prices and declining interest rates were major themes affecting global equities markets throughout 2014.

In the United States the economic recovery accelerated through the Reporting Period, particularly compared to other major developed markets, which helped fuel U.S. corporate earnings growth and strong U.S. equity returns. Furthermore, the decline in unemployment to 5.8% and lower energy prices gave new hope to the potential for a broader consumer recovery. In Europe and Japan, however, Gross Domestic Product (“GDP”) growth disappointed. Many observers anticipated further monetary policy easing from these regions’ respective central banks and concerns arose about the potential for deflation in Europe.

The U.S. dollar appreciated against most major currencies during the Reporting Period, notably reducing returns of non-U.S. equities expressed in U.S. dollars. The U.S. dollar’s strength was a direct reflection of divergence in developed markets economies that played out through the calendar year. Meanwhile, commodities and energy prices fell, led by a steep drop in the price of oil. The international Brent crude oil price tumbled from a high of $115 per barrel in June 2014 to approximately $57 per barrel at the end of December 2014. The decline in commodities prices and weaker global economic growth particularly weighed on emerging markets stocks. On the positive side, global equities benefited from an increase in merger and acquisition activity, which rose toward its prior 2007 peak.

FIXED INCOME MARKETS

In January 2014, when the Reporting Period began, global spread sectors performed well, as intermediate-term and longer-term yields fell on concerns about economic growth in the emerging markets and the condition of China’s banking system as well as on unusually cold weather and disappointing economic data in the United States As expected, the Federal Reserve (the “Fed”) reduced its quantitative easing asset purchases each month beginning in January 2014 and suggested a more hawkish stance in March 2014, dropping the threshold of 6.5% unemployment as a condition for raising interest rates. In the Eurozone, the European Central Bank (“ECB”) restated its accommodative bias, dwelling less on recent positive

MARKET REVIEW

economic data and more on potential downside risks to growth and inflation. Russia’s military presence in Ukraine and tensions over Crimea’s possible secession weighed heavily on that region’s markets. Although the global manufacturing Purchasing Managers Index dipped, it remained in solidly expansionary territory—led by continued strong activity in the United States and U.K.—with the notable exception of China, where production contracted by the sharpest degree since November 2011. In March 2014, after Fed Chair Yellen suggested interest rates could start to increase six months after the Fed’s asset purchase program ends, intermediate-term and longer-term yields edged up.

During the second calendar quarter, intermediate-term and longer-term yields resumed their decline, and global spread sectors rallied. The United States announced first quarter 2014 GDP growth contracted 2.9%, but second calendar quarter economic data releases, such as auto sales, jobless claims and manufacturing activity, suggested a rebound was underway. This supported the view of some market participants that the first calendar quarter contraction might have been due to inclement winter weather and that economic growth could accelerate in the second quarter of 2014. In the Eurozone, during June 2014, the ECB cut interest rates by 10 basis points, moving the deposit rate into negative territory for the first time in history. (A basis point is 1/100th of a percentage point.) The ECB also announced it would be implementing additional liquidity measures targeted at stimulating lending.

After a strong start, global spread sectors generally declined during the third calendar quarter, as geopolitical tensions surrounding Russia and the Middle East weighed on risk sentiment. Global economic divergence was also a major theme. U.S. data remained generally strong, suggesting an above-trend pace of economic growth, leading the Fed to shift up its forecasts for the future path of interest rates. Meanwhile, the ECB implemented further easing measures in the form of rate cuts, targeted long-term refinancing operations, and asset purchase programs, as a result of persistently low inflation and weaker economic data.

Global spread sector weakness persisted into the fourth quarter of 2014 as falling oil prices heightened market volatility and sparked a flight to quality. At the same time, the theme of economic divergence continued. In the United States, economic conditions improved, leading the Fed to end its quantitative easing asset purchase program, as planned, in October 2014. Meanwhile, soft economic data in the Eurozone and Japan resulted in further monetary easing by their central banks.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIO

What Differentiates Goldman Sachs’

Approach to Asset Allocation?

We believe that strong, consistent investment results through asset allocation are best achieved through teams of experts working together on a global scale:

■	Goldman Sachs’ Quantitative Investment Strategies Team determines the strategic and quarterly tactical asset allocations. The team is comprised of over 90 professionals with significant academic and practitioner experience.

■	Goldman Sachs’ Portfolio Management Teams offer expert management of the mutual funds that are contained within each Asset Allocation Portfolio (each, a “Portfolio”). These same teams manage portfolios for institutional and high net worth investors.

Goldman Sachs Asset Allocation Investment Process

Quantitative Investment Strategies Team

Each Fund of Funds Portfolio represents a diversified global portfolio on the efficient frontier.* The Portfolios differ in their long-term objective, and therefore, their asset allocation mix. The long-term strategic asset allocation is the primary source of risk and the corresponding primary determinant of total return. It therefore represents an anchor, or neutral starting point, from which tactical asset allocation decisions are made.

Quantitative Investment Strategies Team

For each Portfolio, the strategic asset allocation is combined with a measured amount of tactical risk. Changing market conditions create opportunities to capitalize on investing in different countries and asset classes relative to others over time. Within each strategy, we shift assets away from the strategic allocation (over and underweighting certain asset classes and countries) to seek to benefit from changing conditions in global capital markets.

Using proprietary portfolio construction models to maintain each Portfolio’s original risk/ return profile over time, the team makes ten active decisions based on its current outlook on global equity, fixed income and currency markets.

■ Asset class selection	Are stocks, bonds or cash more attractive?
■ Regional equity selection	Are U.S. or non-U.S. equities more attractive?
■ Regional bond selection	Are U.S. or non-U.S. bonds more attractive?
■ U.S. equity style selection	Are U.S. value or U.S. growth equities more attractive?
■ U.S. equity size selection	Are U.S. large-cap or U.S. small-cap equities more attractive?
■ Emerging/developed equity selection	Are emerging or developed equities more attractive?

*Portfolios	on the efficient frontier are optimal in both the sense that they offer maximal expected return for some given level of risk and minimal risk for some given level of expected return. The efficient frontier is the line created from the risk-reward graph, comprised of optimal portfolios. The optimal portfolios plotted along the curve have the highest expected return possible for the given amount of risk.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIO

■ Developed equity country selection	Which international countries are more attractive?
■ Emerging equity country selection	Which emerging market countries are more attractive?
■ High yield selection	Are high yield or core fixed income securities more attractive?
■ Emerging/developed bond selection	Are emerging or developed bonds more attractive?

Mutual Fund Portfolio Management Teams

Each Portfolio is comprised of underlying Goldman Sachs Mutual Funds managed by broad, deep portfolio management teams. In addition to global tactical asset allocation, we seek to generate excess returns through security selection within each underlying mutual fund. Whether in the equity or fixed income arenas, these portfolio management teams share a commitment to firsthand fundamental research and seek performance driven by successful security selection.

PORTFOLIO RESULTS

Fund of Funds Portfolios – Asset Allocation

Investment Process and Principal Strategies

Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM”) or an affiliate, now or in the future, acts as investment adviser or principal underwriter (the “underlying funds”). Some of the Portfolios’ underlying funds invest primarily in fixed income or money market instruments, and some invest primarily in equity securities. Some underlying funds also invest dynamically across equity, fixed income, commodity and other markets through a managed volatility or trend-following approach.

The investment adviser allows the Portfolios’ strategic targets to shift with their respective market returns but continues to adjust tactical tilts on a quarterly basis to reflect the investment adviser’s latest views. The investment adviser adjusts the overall asset allocation of the Portfolios based on current market conditions and the investment adviser’s economic and market forecasts.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Portfolios’ performance and positioning for the one-year period ended December 31, 2014 (the “Reporting Period”).

Q	How did the Portfolios perform during the Reporting Period?

A	Goldman Sachs Balanced Strategy Portfolio — During the Reporting Period, the Balanced Strategy Portfolio’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns of 2.40%, 1.71%, 2.90%, 2.38%, 2.76% and 2.25%, respectively. This compares to the 6.23% average annual total return of the Portfolio’s blended benchmark, which is comprised 60% of the Barclays Global Aggregate Bond Index (Gross, USD, Unhedged) (“Barclays Global Index”) and 40% of the MSCI® All Country World Index (Gross, USD, Unhedged) (“MSCI ACWI Index”), during the same period.

The components of the Portfolio’s blended benchmark, the Barclays Global Index and the MSCI ACWI Index, generated average annual total returns of 7.59% and 4.16%, respectively, during the same period.

Goldman Sachs Equity Growth Strategy Portfolio — During the Reporting Period, the Equity Growth Strategy Portfolio’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns of 3.01%, 2.18%, 3.38%, 2.94%, 3.27%, and 2.77%, respectively. This compares to the 4.16% average annual total return of the Portfolio’s benchmark, the MSCI ACWI Index, during the same period.

Goldman Sachs Growth and Income Strategy Portfolio — During the Reporting Period, the Growth and Income Strategy Portfolio’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns of 2.22%, 1.46%, 2.62%, 2.11%, 2.49% and 1.97%, respectively. This compares to the 5.55% average annual total return of the Portfolio’s blended benchmark, which is comprised 40% of the Barclays Global Index and 60% of the MSCI ACWI Index, during the same period.

The components of the Portfolio’s blended benchmarks, the Barclays Global Index and the MSCI ACWI Index, generated average annual total returns of 7.59% and 4.16%, respectively, during the same period.

Goldman Sachs Growth Strategy Portfolio — During the Reporting Period, the Growth Strategy Portfolio’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns of 2.36%, 1.59%, 2.76%, 2.32%, 2.58% and 2.06%, respectively. This compares to the 4.86% average annual total return of the Portfolio’s blended benchmark, which is comprised 80% of the MSCI ACWI Index and 20% of the Barclays Global Index, during the same period.

The components of the Portfolio’s blended benchmarks, the Barclays Global Index and the MSCI ACWI Index, generated average annual total returns of 7.59% and 4.16%, respectively, during the same period.

PORTFOLIO RESULTS

Q	What key factors affected the Portfolios’ performance during the Reporting Period?

A	During the Reporting Period, the Portfolios generated positive absolute returns, with those having greater equity exposure performing more strongly. However, the Portfolios underperformed their respective blended benchmarks as a result of our strategic, long-term asset allocation policy and the implementation of our quarterly tactical views. Security selection within the underlying funds added to the performance of each of the Portfolios.

Q	How did Global Tactical Asset Allocation decisions affect the Portfolios’ performance during the Reporting Period?

A	The implementation of our quarterly tactical views detracted from the performance of the Portfolios during the Reporting Period.

Within equity allocations, overweight positions in U.S. small-cap stocks relative to U.S. large-cap stocks dampened returns. The Portfolios were also hampered by overweight positions in U.S. value stocks versus U.S. growth stocks, particularly during the third quarter of 2014. On the positive side, the Portfolios benefited from overweight positions in U.S. equities versus international equities. The impact of the Portfolios’ positioning in emerging markets equities versus developed markets equities was relatively neutral during the Reporting Period.

Within fixed income allocations, the Portfolios were hurt by overweights in local emerging markets debt (through which the Portfolios gain exposure to local currencies) versus developed markets debt, particularly during the fourth calendar quarter. In addition, the Portfolios’ overweight positions in high yield corporate bonds versus investment grade corporate bonds detracted from relative returns, especially in the first calendar quarter. The Portfolios’ positioning in U.S. fixed income versus international fixed income, as well as its overweight positions in U.S. dollar denominated emerging markets debt versus developed markets debt, had a relatively neutral impact on performance during the Reporting Period.

Q	How did the Portfolios’ underlying funds perform relative to their respective benchmark indices during the Reporting Period?

A	Of the Portfolios’ underlying equity funds, the Goldman Sachs Large Cap Growth Insights Fund and the Goldman Sachs Small Cap Equity Insights Fund performed best relative to their respective benchmark indices. The Goldman Sachs International Equity Insights Fund underperformed its benchmark index most during the Reporting Period.

On the fixed income side, all underlying funds lagged their respective benchmark indices, with the Goldman Sachs Local Emerging Markets Debt Fund underperforming its benchmark index most during the Reporting Period.

Among alternative investment classes, the Goldman Sachs Commodity Strategy Fund outperformed its benchmark index. The Goldman Sachs International Real Estate Securities Fund and the Goldman Sachs U.S. Real Estate Securities Fund underperformed their respective benchmark indices during the Reporting Period.

Q	How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A	The Portfolios do not directly invest in derivatives. However, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to potentially afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolio?

A	In implementing our strategies, we were bullish on equities versus fixed income throughout the Reporting Period due to continued strong momentum in the global equity markets.

Within equities, at the beginning of the Reporting Period, we were slightly bullish on U.S. stocks versus international stocks because of continued strong momentum, high risk premiums and a supportive macroeconomic environment for U.S. equities. We remained slightly bullish on U.S. stocks relative to international stocks during the first quarter of 2014 primarily due to continued strong momentum. In the second calendar quarter, we continued to be slightly bullish on U.S. stocks versus international stocks because of continued strong momentum and supportive macroeconomic conditions in the United States. We continued to favor U.S. stocks relative to international stocks during the third calendar quarter because of continued strong momentum and high risk premiums in the United States. During the fourth

PORTFOLIO RESULTS

calendar quarter, we maintained our positive view on U.S. stocks versus international stocks due to high risk premiums and strong U.S. fund flows. Also, when the Reporting Period started, we were bullish on developed markets equities versus emerging markets equities because of attractive relative valuations in developed markets equities. We became slightly less bullish during the first calendar quarter and then shifted to a modestly bullish view on emerging markets stocks versus developed markets stocks during the second calendar quarter due to supportive macroeconomic conditions in the emerging markets. We remained slightly bullish on emerging markets stocks versus developed markets stocks in the third calendar quarter given positive momentum and supportive macroeconomic conditions in the emerging markets. In the fourth calendar quarter, we moderated our view from slightly bullish to neutral on emerging markets equities relative to developed markets equities because of negative short-term momentum in emerging markets equities.

We implemented our country level views within the Goldman Sachs International Equity Insights Fund and the Goldman Sachs Emerging Markets Equity Insights Fund, which served as underlying funds during the Reporting Period. Among developed markets equities at the end of the Reporting Period, we were bullish on Japan due to supportive macroeconomic conditions and attractive valuations. We had bearish views on Portugal and Australia because of expensive valuations, negative short-term momentum and relatively low risk premiums. Among emerging markets equities at the end of the Reporting Period, we favored India and South Africa, primarily as a result of supportive macroeconomic conditions. We were bearish on Hungary and Chile because of less supportive macroeconomic conditions.

Among U.S. equities, we began the Reporting Period bullish on growth stocks versus value stocks due to strong investor sentiment for growth stocks. In the first quarter of 2014, we adopted a neutral view on growth stocks versus value stocks because the high risk premiums of value stocks were offset by negative investor sentiment about growth stocks. During the second calendar quarter, we shifted our view from neutral to slightly bullish on value stocks relative to growth stocks, growing more bullish during the third calendar quarter because of positive sentiment for value stocks. In the fourth calendar quarter, we remained bullish on value stocks versus growth stocks due to continuing positive sentiment for value stocks. We were neutral at the beginning of the Reporting Period on small-cap stocks relative to large-cap stocks as high risk premiums for small-cap stocks were offset by poor sentiment and less attractive valuations. During the first calendar quarter, we became slightly bullish on small-cap stocks versus large-cap stocks due to high risk premiums and positive sentiment for small-cap stocks. Although we continued to be bullish on small-cap stocks versus large-cap stocks during the second quarter of 2014, we moderated our view slightly because of high risk premiums for small-cap stocks. In the third calendar quarter, we became slightly bullish on large-cap stocks versus small-cap stocks due to increasingly expensive valuations and poor sentiment for small-cap stocks. We remained bullish on large-cap stocks versus small-cap stocks during the fourth calendar quarter because of positive sentiment for large-cap stocks.

Within fixed income, through the first half of the Reporting Period, we remained neutral on international fixed income versus U.S. fixed income. We shifted to a slightly bullish view on international fixed income relative to U.S. fixed income during the third calendar quarter as a result of the positive momentum of international fixed income. In the fourth calendar quarter, we shifted to a neutral view on international fixed income versus U.S. fixed income because of falling yields in the U.S. and continued economic uncertainty in Europe and Japan. We were bullish on high yield corporate bonds versus investment grade corporate bonds when the Reporting Period began, growing more bullish during the first calendar quarter because of the relatively strong momentum and high risk premiums of high yield corporate bonds. Although we slightly moderated our bullish view on high yield corporate bonds versus investment grade corporate bonds during the second calendar quarter, we remained bullish given the strong momentum of high yield corporate bonds. We maintained our bullish view on high yield corporate bonds versus investment grade corporate bonds during the third calendar quarter on the positive momentum of high yield corporate bonds. In the fourth calendar quarter, we grew more bullish on high yield corporate bonds versus investment grade corporate bonds given the strong momentum of high yield corporate bonds.

When the Reporting Period started, we held a bullish view on developed markets debt versus U.S. dollar denominated emerging markets debt due to strong momentum in developed markets debt. In the first calendar quarter, we became slightly bearish on developed markets debt versus U.S. dollar denominated emerging markets debt because of strong momentum in U.S. dollar denominated emerging markets debt. In the second calendar quarter, we became slightly bullish on U.S. dollar denominated emerging

PORTFOLIO RESULTS

markets debt versus developed markets debt, maintaining our bullish view during the third calendar quarter, because of strong momentum in U.S. dollar denominated emerging markets debt. During the fourth calendar quarter, we shifted to a neutral view on U.S. dollar denominated emerging markets debt versus developed markets debt due to negative momentum in U.S. dollar denominated emerging markets debt. At the beginning of the Reporting Period and through the first quarter of 2014, we were bearish on local emerging markets debt versus developed markets debt, primarily because of poor momentum for local emerging markets debt. During the second calendar quarter, we shifted to a slightly bullish view on local emerging markets debt relative to developed markets debt due to high risk premiums and supportive macroeconomic conditions for local emerging markets debt. We grew more bullish on local emerging markets debt versus developed markets debt in the third calendar quarter because of supportive macroeconomic conditions for local emerging markets debt. During the fourth calendar quarter, we shifted to a neutral view on local emerging markets debt versus developed markets debt because of negative momentum in local emerging markets debt.

Q	Were there any changes to the Portfolios’ portfolio management team during the Reporting Period?

A	Effective October 2014, Steve Jeneste no longer served as a portfolio manager for the Portfolios and James Park serves as a portfolio manager for the Portfolios. By design, all investment decisions for the Portfolios are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Portfolios. Alongside James Park, the lead portfolio managers for the Portfolio are Nicholas Chan and William Fallon.

Q	What is the Portfolios’ tactical view and strategy for the months ahead?

A	Global equilibrium is the foundation of our strategic asset allocation process—that is, we believe that a globally-diversified portfolio of asset classes, weighted by their market capitalization, provides economically intuitive, meaningful and balanced exposures to investment opportunities. We make 10 active decisions within the Portfolios based on our current outlook on global equity, fixed income and currency markets. On a quarterly basis, we shift assets away from the strategic allocation (tilting our positions in certain asset classes and countries from their longer-term, strategic weights) in an effort to benefit from changing conditions in global capital markets.

During the Reporting Period, we introduced two new components to our strategic allocation—a managed futures trend-following strategy and an unconstrained fixed income strategy, each of which are implemented through underlying funds. The Goldman Sachs Managed Futures Strategy Fund seeks to profit from market trends while acting as an overall portfolio diversifier. The Goldman Sachs Strategic Income Fund takes a dynamic, flexible approach to fixed income investing while potentially being less sensitive to future interest rate movements. Ultimately, we believe the inclusion of these two components can potentially provide a more diversified investment experience for investors. The ability to express our tactical asset allocation tilts will not be affected, and all Portfolios will be constructed to maintain the same overall risk profile as their respective benchmarks.

At the end of the Reporting Period, we remained bullish on equities relative to fixed income because of continued strong momentum in the global equities markets. We had moderated our view on emerging markets equities versus developed markets equities from slightly bullish to neutral and had strengthened our positive view on U.S. equities versus international equities. Within U.S. equities, we remained bullish on value stocks versus growth stocks and on large-cap stocks versus small-cap stocks.

In fixed income at the end of the Reporting Period, we had shifted our view from slightly bullish to neutral on international fixed income relative to domestic fixed income. We had grown more bullish on high yield corporate bonds versus investment grade corporate bonds. In addition, we had shifted from bullish to neutral on U.S. dollar denominated emerging markets debt versus developed markets debt as well as on local emerging markets debt versus developed markets debt.

FUND BASICS

Balanced Strategy

as of December 31, 2014

PERFORMANCE REVIEW
January 1, 2014–December 31, 2014	Portfolio Total Return (based on NAV)[1]	Balanced Strategy Composite Index[2]
Class A	2.40%	6.23%
Class C	1.71	6.23
Institutional	2.90	6.23
Service	2.38	6.23
Class IR	2.76	6.23
Class R	2.25	6.23

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Balanced Strategy Composite Index (“Balanced Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Balanced Strategy Composite Index (“Balanced Composite”) is comprised of a blend of the Barclays Global Aggregate Bond Index (Gross, USD, Unhedged) (the “Barclays Global Index”) (60%) and the MSCI® All Country World Index (Gross, USD, Unhedged) (the “MSCI ACWI Index”) (40%). The Balanced Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays Global Index hedged to the U.S. dollar, is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.25%	4.16%	3.69%	4.21%	1/2/98
Class C	0.69	4.56	3.51	3.79	1/2/98
Institutional	2.90	5.77	4.71	4.98	1/2/98
Service	2.38	5.26	4.19	4.46	1/2/98
Class IR	2.76	5.59	N/A	3.26	11/30/07
Class R	2.25	5.11	N/A	2.77	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.37%	1.42%
Class C	2.11	2.17
Institutional	0.97	1.02
Service	1.46	1.52
Class IR	1.12	1.17
Class R	1.61	1.67

[4]	The expense ratios of the Portfolio, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2015 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2014 to December 31, 2014. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Performance Summary

December 31, 2014

The following graph shows the value, as of December 31, 2014, of a $10,000 investment made on January 1, 2005 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks, the Balanced Strategy Composite Index (the “Balanced Composite”), which is comprised of 60% of the Barclays Global Aggregate Bond Index (Gross, USD, Unhedged) (the “Barclays Global Index”) and 40% of the MSCI® All Country World Index (Gross, USD, Unhedged) (the “MSCI ACWI Index”), the Barclays Global Index and the MSCI ACWI Index (each with distributions reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Balanced Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2005 through December 31, 2014.

Average Annual Total Return through December 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 2, 1998)
Excluding sales charges	2.40%	5.34%	4.28%	4.56%
Including sales charges	-3.25%	4.16%	3.69%	4.21%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	1.71%	4.56%	3.51%	3.79%
Including contingent deferred sales charges	0.69%	4.56%	3.51%	3.79%

Institutional (Commenced January 2, 1998)	2.90%	5.77%	4.71%	4.98%

Service (Commenced January 2, 1998)	2.38%	5.26%	4.19%	4.46%

Class IR (Commenced November 30, 2007)	2.76%	5.59%	N/A	3.26%

Class R (Commenced November 30, 2007)	2.25%	5.11%	N/A	2.77%

FUND BASICS

Equity Growth Strategy

as of December 31, 2014

PERFORMANCE REVIEW
January 1, 2014–December 31, 2014	Portfolio Total Return (based on NAV)[1]	MSCI® All Country World Index (Gross, USD, Unhedged)[2]
Class A	3.01%	4.16%
Class C	2.18	4.16
Institutional	3.38	4.16
Service	2.94	4.16
Class IR	3.27	4.16
Class R	2.77	4.16

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Equity Growth Strategy Composite Index (“Equity Growth Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Fund’s Index is the MSCI® All Country World Index (Gross, USD, Unhedged) (the “MSCI ACWI Index”). The MSCI ACWI Index figures do not reflect any deduction for fees, expenses or taxes. The MSCI ACWI Index is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.65%	7.93%	4.47%	4.29%	1/2/98
Class C	1.17	8.33	4.29	3.87	1/2/98
Institutional	3.38	9.59	5.48	5.03	1/2/98
Service	2.94	9.04	4.96	4.53	1/2/98
Class IR	3.27	9.44	N/A	2.05	11/30/07
Class R	2.77	8.88	N/A	1.60	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.41%	1.49%
Class C	2.16	2.24
Institutional	1.01	1.09
Service	1.51	1.59
Class IR	1.16	1.24
Class R	1.65	1.74

[4]	The expense ratios of the Portfolio, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2015 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2014 to December 31, 2014. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Performance Summary

December 31, 2014

The following graph shows the value, as of December 31, 2014, of a $10,000 investment made on January 1, 2005 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmark, the MSCI® All Country World Index (Gross, USD, Unhedged) (“MSCI ACWI Index”) (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Equity Growth Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2005 through December 31, 2014.

Average Annual Total Return through December 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 2, 1998)
Excluding sales charges	3.01%	9.17%	5.07%	4.63%
Including sales charges	-2.65%	7.93%	4.47%	4.29%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	2.18%	8.33%	4.29%	3.87%
Including contingent deferred sales charges	1.17%	8.33%	4.29%	3.87%

Institutional (Commenced January 2, 1998)	3.38%	9.59%	5.48%	5.03%

Service (Commenced January 2, 1998)	2.94%	9.04%	4.96%	4.53%

Class IR (Commenced November 30, 2007)	3.27%	9.44%	N/A	2.05%

Class R (Commenced November 30, 2007)	2.77%	8.88%	N/A	1.60%

FUND BASICS

Growth and Income Strategy

as of December 31, 2014

PERFORMANCE REVIEW
January 1, 2014– December 31, 2014	Portfolio Total Return (based on NAV)[1]	Growth and Income Strategy Composite Index[2]
Class A	2.22%	5.55%
Class C	1.46	5.55
Institutional	2.62	5.55
Service	2.11	5.55
Class IR	2.49	5.55
Class R	1.97	5.55

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Growth and Income Strategy Composite Index (“Growth and Income Composite”) is comprised of a blend of the Barclays Global Aggregate Bond Index (hedged to U.S. dollars) (the “Barclays Global Index”) (40%) and the MSCI® All Country World Index (Gross, USD, Unhedged) (the “MSCI ACWI Index”) (60%). The Growth and Income Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays Global Index hedged to the U.S. dollar, is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.43%	5.48%	3.84%	4.42%	1/2/98
Class C	0.45	5.88	3.65	3.98	1/2/98
Institutional	2.62	7.11	4.84	5.19	1/2/98
Service	2.11	6.58	4.33	4.66	1/2/98
Class IR	2.49	6.93	N/A	2.50	11/30/07
Class R	1.97	6.41	N/A	2.02	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.39%	1.42%
Class C	2.13	2.17
Institutional	0.99	1.02
Service	1.49	1.52
Class IR	1.14	1.17
Class R	1.64	1.67

[4]	The expense ratios of the Portfolio, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2015 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2014 to December 31, 2014. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Performance Summary

December 31, 2014

The following graph shows the value, as of December 31, 2014, of a $10,000 investment made on January 1, 2005 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks, the Growth and Income Strategy Composite Index (the “Growth and Income Composite”), which is comprised of 60% of the MSCI® All Country World Index (Gross, USD, Unhedged) (the “MSCI ACWI Index”) and 40% of the Barclays Global Aggregate Bond Index (Gross, USD, Unhedged) (the “Barclays Global Index”), the Barclays Global Index and the MSCI ACWI Index (each with distributions reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Growth and Income Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2005 through December 31, 2014.

Average Annual Total Return through December 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 2, 1998)
Excluding sales charges	2.22%	6.68%	4.43%	4.77%
Including sales charges	-3.43%	5.48%	3.84%	4.42%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	1.46%	5.88%	3.65%	3.98%
Including contingent deferred sales charges	0.45%	5.88%	3.65%	3.98%

Institutional (Commenced January 2, 1998)	2.62%	7.11%	4.84%	5.19%

Service (Commenced January 2, 1998)	2.11%	6.58%	4.33%	4.66%

Class IR (Commenced November 30, 2007)	2.49%	6.93%	N/A	2.50%

Class R (Commenced November 30, 2007)	1.97%	6.41%	N/A	2.02%

FUND BASICS

Growth Strategy

as of December 31, 2014

PERFORMANCE REVIEW
January 1, 2014–December 31, 2014	Portfolio Total Return (based on NAV)[1]	Growth Strategy Composite Index[2]
Class A	2.36%	4.86%
Class C	1.59	4.86
Institutional	2.76	4.86
Service	2.32	4.86
Class IR	2.58	4.86
Class R	2.06	4.86

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Growth Strategy Composite Index (“Growth Strategy Composite”) is comprised of a blend of the Barclays Global Aggregate Bond Index (Gross, USD, Unhedged) (the “Barclays Global Index”) (20%) and the MSCI® All Country World Index (Gross, USD, Unhedged) (the “MSCI ACWI Index”) (80%). The Growth Strategy Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays Global Index hedged to the U.S. dollar, is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.27%	6.54%	3.77%	4.09%	1/2/98
Class C	0.57	6.92	3.58	3.67	1/2/98
Institutional	2.76	8.16	4.78	4.85	1/2/98
Service	2.32	7.64	4.26	4.33	1/2/98
Class IR	2.58	8.00	N/A	1.83	11/30/07
Class R	2.06	7.45	N/A	1.33	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.41%	1.45%
Class C	2.16	2.20
Institutional	1.01	1.05
Service	1.51	1.55
Class IR	1.16	1.20
Class R	1.66	1.70

[4]	The expense ratios of the Portfolio, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2015 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2014 to December 31, 2014. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Performance Summary

December 31, 2014

The following graph shows the value, as of December 31, 2014, of a $10,000 investment made on January 1, 2005 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks, the Growth Strategy Composite Index (the “Growth Strategy Composite”), which is comprised of 80% of the MSCI® All Country World Index (Gross, USD, Unhedged) (the “MSCI ACWI Index”) and 20% of the Barclays Global Aggregate Bond Index (Gross, USD, Unhedged) (the “Barclays Global Index”), the Barclays Global Index and the MSCI ACWI Index (each with distributions reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Growth Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2005 through December 31, 2014.

Average Annual Total Return through December 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 2, 1998)
Excluding sales charges	2.36%	7.74%	4.36%	4.44%
Including sales charges	-3.27%	6.54%	3.77%	4.09%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	1.59%	6.92%	3.58%	3.67%
Including contingent deferred sales charges	0.57%	6.92%	3.58%	3.67%

Institutional (Commenced January 2, 1998)	2.76%	8.16%	4.78%	4.85%

Service (Commenced January 2, 1998)	2.32%	7.64%	4.26%	4.33%

Class IR (Commenced November 30, 2007)	2.58%	8.00%	N/A	1.83%

Class R (Commenced November 30, 2007)	2.06%	7.45%	N/A	1.33%

PORTFOLIO RESULTS

Fund of Funds Portfolios – Satellite

Strategies Portfolio

Investment Process and Principal Strategies

The Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM”) or an affiliate, now or in the future, acts as investment adviser or principal underwriter (the “underlying funds”). Some of the Portfolios’ underlying funds invest primarily in fixed income or money market instruments, and some invest primarily in equity securities.

The Portfolio invests assets in a strategic mix of underlying funds, which the investment adviser considers to be invested in satellite asset classes. Satellite asset classes are those that historically have lower correlations to traditional market exposures such as large cap equities and investment grade fixed income. The investment adviser allows strategic targets to shift with their respective market returns but adjusts the overall asset allocation of the Portfolio based on current market conditions and the investment adviser’s economic and market forecasts.

Portfolio Management Discussion and Analysis

Effective May 16, 2014, the Goldman Sachs Income Strategies Portfolio was merged into the Goldman Sachs Satellite Strategies Portfolio. The reorganization was recommended by Goldman Sachs Asset Management International in connection with an effort to optimize the Goldman Sachs Funds and eliminate overlapping products. The Goldman Sachs Satellite Strategies Portfolio acquired all of the assets of the Goldman Sachs Income Strategies Portfolio — which totaled approximately $26.4 million as of May 16, 2014 — and the Goldman Sachs Income Strategies Portfolio was subsequently liquidated and shareholders of the Goldman Sachs Income Strategies Portfolio became shareholders of the Goldman Sachs Satellite Strategies Portfolio. Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Satellite Strategies Portfolio’s (the “Portfolio”) performance and positioning for the one-year period ended December 31, 2014 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns of -0.28%, -1.16%, 0.00%, -0.39%, -0.15% and -0.54%, respectively. This compares to the 5.03% average annual total return of the Fund’s blended benchmark, which is comprised 40% of the Barclays U.S. Aggregate Bond Index (the “BCAB Index”), 30% of the Standard and Poor’s 500 Index (the “S&P 500® Index”) and 30% of the MSCI® Europe, Australasia and Far East Index (Gross, USD, Unhedged) (“MSCI EAFE Index”), during the same period.

The components of the blended benchmark, the Barclays U.S. Aggregate Bond Index, the S&P 500® Index and the MSCI EAFE Index, generated average annual total returns of 5.97%, 13.69% and -4.48%, respectively, during the same period.

Q	How did the various satellite asset classes perform during the Reporting Period?

A	Satellite asset classes underperformed core asset classes during the Reporting Period, driven by a sharp drop in oil prices. The price of Brent crude oil tumbled from a high of approximately $115 in June 2014 to a low of approximately $57 at the end of the calendar year. International small-cap stocks, as represented by the S&P Developed ex-U.S. Small Cap Index, declined, falling 3.77%.[1] The U.S. dollar appreciated versus most developed and emerging markets currencies, reducing the returns of non-U.S. equities expressed in U.S. dollars.

U.S. real estate securities, as represented by the Wilshire U.S. Real Estate Securities Index, performed the best among the satellite asset classes represented in the Portfolio. The strong returns of the U.S. real estate sector were driven by the acceleration of the U.S. economic recovery, particularly compared to other developed countries, which helped to fuel corporate earnings growth.

[1]	All returns are expressed in U.S. dollar terms.

PORTFOLIO RESULTS

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	The Portfolio underperformed its blended benchmark during the Reporting Period, largely due to the weak performance of its satellite asset class exposures relative to the performance of core asset classes. More specifically, the Portfolio was hurt by its allocations to commodities and international small-cap equities. Additionally, security selection within the Portfolio’s underlying funds detracted slightly from relative returns.

On the positive side, the Portfolio benefited from its allocation to U.S. real estate securities during the Reporting Period. In keeping with our investment approach, we dynamically adjusted Portfolio weights to ensure that overall risk and individual underlying fund contributions to risk remained within the ranges we feel are appropriate for a diversified satellite portfolio.

Q	How did the Portfolio’s underlying funds perform relative to their respective benchmark indices during the Reporting Period?

A	Overall, as mentioned earlier, the performance of the underlying funds detracted slightly from the Portfolio’s performance. The Goldman Sachs Local Emerging Markets Debt Fund, the Goldman Sachs International Real Estate Securities Fund and the Goldman Sachs Real Estate Securities Fund underperformed their respective benchmark indices the most. The Goldman Sachs Emerging Markets Equity Fund, the Goldman Sachs Commodity Strategy Fund and the Goldman Sachs Emerging Markets Equity Insights Fund were the only underlying funds to outperform their respective benchmark indices during the Reporting Period.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio does not directly invest in derivatives. However, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolio?

A	In January and February 2014, contributions to portfolio risk from the underlying asset classes remained in line with our objectives. As a result, rebalancing trades were not required. Because of the reduced volatility of satellite asset classes compared to their longer-term averages, the Portfolio’s asset class weightings remained relatively stable. There were no outsized contributions to risk from any individual asset class or region.

During March 2014, we rebalanced the Portfolio to maintain our target risk objectives in the Portfolio. The risk contributions of high yield loans had fallen below the Portfolio’s minimum weight constraint relative to other satellite asset classes in the Portfolio. In response, we reduced the Portfolio’s allocations to international small-cap equities and high yield bonds while increasing its allocations to international and U.S. real estate securities and local emerging markets debt.

In both April and May 2014, we rebalanced the Portfolio to maintain our target risk objectives in the Portfolio. The risk contributions of high yield floating rate loans had fallen below the Portfolio’s minimum weight constraint relative to other satellite asset classes in the Portfolio. In response, we reduced the Portfolio’s allocations to international small-cap equities, emerging markets equities and high yield bonds while increasing its allocations to U.S. real estate securities, local emerging markets debt and high yield floating rate loans.

In June, July and August 2014, contributions to Portfolio risk from the underlying asset classes remained in line with our objectives. As a result, rebalancing trades were not required. Because of the reduced volatility of satellite asset classes compared to their longer-term averages, the Portfolio’s asset class weightings remained relatively stable. There were no outsized contributions to risk from any individual asset class or region.

In September 2014, we rebalanced the Portfolio to maintain our target risk objectives in the Portfolio. The risk contributions of international real estate securities had risen above the Portfolio’s maximum weight constraint relative to other satellite asset classes in the Portfolio. In response, we

PORTFOLIO RESULTS

reduced the Portfolio’s allocation to international real estate securities while increasing its allocations to international small-cap equities and emerging markets equities and slightly increasing its exposure to U.S. real estate securities and commodities.

In October 2014, contributions to Portfolio risk from the underlying asset classes remained in line with our objectives. As a result, rebalancing trades were not required. Because of the reduced volatility of satellite asset classes compared to their longer-term averages, the Portfolio’s asset class weightings remained relatively stable. There were no outsized contributions to risk from any individual asset class or region.

In November and December 2014, we rebalanced the Portfolio to maintain our target risk objectives in the Portfolio. The risk contributions of commodities and local emerging markets debt had risen above the Portfolio’s maximum weight constraint relative to other satellite asset classes in the Portfolio. In response, we reduced the Portfolio’s allocations to commodities and local emerging markets debt while increasing its allocation to international real estate and slightly increasing its exposure to U.S. high yield loans.

Q	Were there any changes to the Portfolio’s portfolio management team during the Reporting Period?

A	Effective October 2014, Steve Jeneste no longer served as a portfolio manager for the Portfolio and James Park serves as a portfolio manager for the Portfolio. By design, all investment decisions for the Portfolio are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Portfolio. Alongside James Park, the lead portfolio managers for the Portfolio are Nicholas Chan and William Fallon.

Q	What is the Portfolio’s tactical view and strategy for the months ahead?

A	We manage the Portfolio using a dynamic, risk-responsive rebalancing process. Using our sophisticated, proprietary risk models, we evaluate the overall risk of the Portfolio each month as well as the portion of risk contributed by each individual asset class.

At the end of the Reporting Period, through its underlying funds, the Portfolio had larger allocations than it did at the beginning of the Reporting Period to U.S. and international real estate securities, U.S. high yield loans and U.S. dollar denominated emerging markets debt. It had less exposure to commodities, international small-cap equities, emerging markets equities, U.S. high yield corporate bonds and local emerging markets debt.

We will continue to monitor risk on a monthly basis and adjust our allocation to the satellite asset classes as the underlying funds drift beyond our longer-term risk-related guidelines.

FUND BASICS

Satellite Strategies Portfolio

as of December 31, 2014

PERFORMANCE REVIEW
January 1, 2014–December 31, 2014	Portfolio Total Return (based on NAV)[1]	Satellite Strategies Composite Index[2]
Class A	-0.28%	5.03%
Class C	-1.16	5.03
Institutional	0.00	5.03
Service	-0.39	5.03
Class IR	-0.15	5.03
Class R	-0.54	5.03

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Satellite Strategies Composite Index (“Satellite Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Satellite Composite is comprised of the S&P 500® Index (30%), the MSCI® EAFE Index (Gross, USD, Unhedged) (30%) and the Barclays U.S. Aggregate Bond Index (40%). The Satellite Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI® EAFE Index is a market capitalization weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/14	One Year	Five Years	Since Inception	Inception Date
Class A	-5.71%	4.46%	0.56%	3/30/07
Class C	-3.13	4.86	0.52	3/30/07
Institutional	0.00	6.07	1.65	3/30/07
Service	-0.39	5.56	1.89	8/29/08
Class IR	-0.15	5.88	0.81	11/30/07
Class R	-0.54	5.41	0.32	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.48%	1.50%
Class C	2.23	2.25
Institutional	1.08	1.10
Service	1.58	1.60
Class IR	1.23	1.25
Class R	1.73	1.75

[4]	The expense ratios of the Portfolio, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least April 30, 2015 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TARGET RISK-CONTRIBUTION INVESTMENT PORTFOLIO[5] AS OF 12/31/14
Percentage of Investment Portfolio

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2014 to December 31, 2014. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[6]

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Performance Summary

December 31, 2014

The following graph shows the value, as of December 31, 2014, of a $10,000 investment made on March 30, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks, the Satellite Strategies Composite Index (the “Satellite Composite”), which is comprised of 40% of the Barclays U.S. Aggregate Bond Index (the “BCAB Index”), 30% of the Standard & Poor’s 500 Index (the “S&P 500® Index”), and 30% of the MSCI® Europe, Australasia and Far East Index (the “MSCI EAFE Index”), the S&P 500® Index, the BCAB Index and the MSCI EAFE Index (all with distributions reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Satellite Strategies Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from March 30, 2007 through December 31, 2014.

Average Annual Total Return through December 31, 2014	One Year	Five Years	Since Inception
Class A (Commenced March 30, 2007)
Excluding sales charges	-0.28%	5.66%	1.29%
Including sales charges	-5.71%	4.46%	0.56%

Class C (Commenced March 30, 2007)
Excluding contingent deferred sales charges	-1.16%	4.86%	0.52%
Including contingent deferred sales charges	-3.13%	4.86%	0.52%

Institutional (Commenced March 30, 2007)	0.00%	6.07%	1.65%

Service (Commenced August 29, 2008)	-0.39%	5.56%	1.89%

Class IR (Commenced November 30, 2007)	-0.15%	5.88%	0.81%

Class R (Commenced November 30, 2007)	-0.54%	5.41%	0.32%

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2014

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 99.7%
Equity – 33.4%
2,874,240	Goldman Sachs Large Cap Value Insights Fund	$49,724,356
1,162,815	Goldman Sachs Large Cap Growth Insights Fund	26,454,047
2,342,618	Goldman Sachs International Equity Insights Fund	23,496,455
1,203,416	Goldman Sachs Large Cap Value Fund	21,360,640
2,345,203	Goldman Sachs Emerging Markets Equity Insights Fund	19,394,828
906,861	Goldman Sachs Strategic Growth Fund	11,408,314
619,718	Goldman Sachs International Small Cap Insights Fund	5,974,079
255,038	Goldman Sachs Real Estate Securities Fund	5,146,670
644,339	Goldman Sachs International Real Estate Securities Fund	3,988,461
61,261	Goldman Sachs Small Cap Equity Insights Fund	1,197,659

		168,145,509

Fixed Income – 50.5%
12,484,499	Goldman Sachs Global Income Fund	157,429,529
3,628,809	Goldman Sachs Strategic Income Fund	37,304,158
4,355,385	Goldman Sachs High Yield Fund	29,398,849
1,200,409	Goldman Sachs Emerging Markets Debt Fund	14,837,061
1,931,528	Goldman Sachs Local Emerging Markets Debt Fund	14,293,310
99,354	Goldman Sachs Core Fixed Income Fund	1,053,152

		254,316,059

Dynamic – 15.8%
5,864,156	Goldman Sachs Dynamic Allocation Fund	62,218,699
1,811,772	Goldman Sachs Managed Futures Strategy Fund	17,701,011

		79,919,710

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES)
(Cost $507,291,033)		$502,381,278

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(b) – 0.2%
Repurchase Agreement – 0.2%
Joint Repurchase Agreement Account II
$900,000	0.082%	01/02/15	$900,000
(Cost $900,000)

TOTAL INVESTMENTS – 99.9%
(Cost $508,191,033)			$503,281,278

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			684,517

NET ASSETS – 100.0%			$503,965,795

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.
(b)	Joint repurchase agreement was entered into on December 31, 2014. Additional information appears on page 43.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2014

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.3%
Equity – 99.6%
10,554,035	Goldman Sachs International Equity Insights Fund	$105,856,970
4,632,551	Goldman Sachs Large Cap Value Insights Fund	80,143,134
2,794,815	Goldman Sachs Large Cap Growth Insights Fund	63,582,044
4,386,111	Goldman Sachs Emerging Markets Equity Insights Fund	36,273,137
1,939,502	Goldman Sachs Large Cap Value Fund	34,426,156
2,174,377	Goldman Sachs Strategic Growth Fund	27,353,664
1,196,298	Goldman Sachs International Small Cap Insights Fund	11,532,311
410,118	Goldman Sachs Small Cap Equity Insights Fund	8,017,816
383,273	Goldman Sachs Real Estate Securities Fund	7,734,453
1,244,372	Goldman Sachs International Real Estate Securities Fund	7,702,665

		382,622,350

Money Market – 0.7%
2,534,420	Goldman Sachs Financial Square Prime Obligations Fund	2,534,420

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.3%
(Cost $318,830,473)		$385,156,770

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(1,134,623)

NET ASSETS – 100.0%		$384,022,147

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2014

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.2%
Equity – 54.7%
7,832,469	Goldman Sachs Large Cap Value Insights Fund	$135,501,708
12,114,084	Goldman Sachs International Equity Insights Fund	121,504,258
3,876,129	Goldman Sachs Large Cap Growth Insights Fund	88,181,926
7,285,309	Goldman Sachs Emerging Markets Equity Insights Fund	60,249,508
3,282,637	Goldman Sachs Large Cap Value Fund	58,266,812
3,017,093	Goldman Sachs Strategic Growth Fund	37,955,024
1,878,851	Goldman Sachs International Small Cap Insights Fund	18,112,125
601,517	Goldman Sachs Real Estate Securities Fund	12,138,621
1,954,084	Goldman Sachs International Real Estate Securities Fund	12,095,782
443,292	Goldman Sachs Small Cap Equity Insights Fund	8,666,365

		552,672,129

Fixed Income – 29.5%
12,441,799	Goldman Sachs Global Income Fund	156,891,081
4,890,492	Goldman Sachs Strategic Income Fund	50,274,260
7,258,273	Goldman Sachs High Yield Fund	48,993,344
1,615,564	Goldman Sachs Emerging Markets Debt Fund	19,968,375
2,582,187	Goldman Sachs Local Emerging Markets Debt Fund	19,108,182
199,510	Goldman Sachs Core Fixed Income Fund	2,114,809

		297,350,051

Dynamic – 16.0%
11,854,600	Goldman Sachs Dynamic Allocation Fund	125,777,304
3,663,067	Goldman Sachs Managed Futures Strategy Fund	35,788,167

		161,565,471

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.2%
(Cost $959,536,980)		$1,011,587,651

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(1,993,397)

NET ASSETS – 100.0%		$1,009,594,254

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2014

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.4%
Equity – 76.1%
16,603,847	Goldman Sachs International Equity Insights Fund	$166,536,586
8,308,362	Goldman Sachs Large Cap Value Insights Fund	143,734,663
4,537,548	Goldman Sachs Large Cap Growth Insights Fund	103,229,221
8,329,052	Goldman Sachs Emerging Markets Equity Insights Fund	68,881,262
3,482,310	Goldman Sachs Large Cap Value Fund	61,811,001
3,533,049	Goldman Sachs Strategic Growth Fund	44,445,750
2,124,384	Goldman Sachs International Small Cap Insights Fund	20,479,059
680,540	Goldman Sachs Real Estate Securities Fund	13,733,288
2,209,701	Goldman Sachs International Real Estate Securities Fund	13,678,049
645,079	Goldman Sachs Small Cap Equity Insights Fund	12,611,302

		649,140,181

Fixed Income – 8.2%
4,729,718	Goldman Sachs High Yield Fund	31,925,599
2,074,012	Goldman Sachs Strategic Income Fund	21,320,840
682,419	Goldman Sachs Emerging Markets Debt Fund	8,434,700
1,119,936	Goldman Sachs Local Emerging Markets Debt Fund	8,287,527

		69,968,666

Dynamic – 16.1%
10,054,544	Goldman Sachs Dynamic Allocation Fund	106,678,708
3,106,763	Goldman Sachs Managed Futures Strategy Fund	30,353,071

		137,031,779

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.4%
(Cost $763,255,924)		$856,140,626

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(3,464,066)

NET ASSETS – 100.0%		$852,676,560

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Schedule of Investments

December 31, 2014

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.5%
Equity – 55.4%
9,163,742	Goldman Sachs Real Estate Securities Fund	$184,924,323
27,044,527	Goldman Sachs International Real Estate Securities Fund	167,405,625
11,425,922	Goldman Sachs International Small Cap Insights Fund	110,145,889
9,217,874	Goldman Sachs Emerging Markets Equity Insights Fund	76,231,816
3,890,341	Goldman Sachs International Small Cap Fund	73,371,833
3,832,320	Goldman Sachs Emerging Markets Equity Fund	62,505,133

		674,584,619

Fixed Income – 45.1%
13,248,192	Goldman Sachs Emerging Markets Debt Fund	163,747,656
22,822,802	Goldman Sachs High Yield Fund	154,053,912
12,889,293	Goldman Sachs Local Emerging Markets Debt Fund	95,380,771
8,111,996	Goldman Sachs High Yield Floating Rate Fund	79,822,043
14,134,391	Goldman Sachs Commodity Strategy Fund	55,548,157

		548,552,539

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.5%
(Cost $1,169,517,987)		$1,223,137,158

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(6,073,406)

NET ASSETS – 100.0%		$1,217,063,752

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Schedule of Investments

December 31, 2014

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2014, the Balanced Strategy Portfolio had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of January 2, 2015, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$900,000	$900,004	$920,843

REPURCHASE AGREEMENTS — At December 31, 2014, the Principal Amount of the Portfolio’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Principal Amounts
BNP Paribas Securities Co.	0.070%	$68,598
Citigroup Global Markets, Inc.	0.080	548,780
Merrill Lynch & Co., Inc.	0.080	76,829
TD Securities (USA) LLC	0.090	205,793
TOTAL		$900,000

At December 31, 2014, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Bank	0.220% to 3.200%	07/09/15 to 12/26/24
Federal Home Loan Mortgage Corp.	3.500	10/01/25
Federal National Mortgage Association	0.875 to 5.500	10/26/17 to 12/01/44
Government National Mortgage Association	3.000 to 3.500	11/20/42
Tennessee Valley Authority	2.875	09/15/24
United States Treasury Notes	1.625 to 2.625	04/30/19 to 11/15/20

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities

December 31, 2014

Balanced Strategy Portfolio
Assets:
Investments in Affiliated Underlying Funds, at value (cost $507,291,033, $318,830,473, $959,536,980, $763,255,924 and $1,169,517,987)	$502,381,278
Repurchase agreement, at value which equals cost	900,000
Cash	41,009
Receivables:
Portfolio shares sold	1,756,578
Dividends	557,472
Reimbursement from investment adviser	25,529
Other assets	3,302
Total assets	505,665,168

Liabilities:
Due to custodian	—
Payables:
Portfolio shares redeemed	805,170
Investments purchased	557,470
Distribution and Service fees and Transfer Agent fee	142,666
Management fees	62,836
Accrued expenses and other liabilities	131,231
Total liabilities	1,699,373

Net Assets:
Paid-in capital	527,741,172
Undistributed (distributions in excess of) net investment income	275,383
Accumulated net realized loss	(19,141,005)
Net unrealized gain (loss)	(4,909,755)
NET ASSETS	$503,965,795
Net Assets:
Class A	$173,813,398
Class C	63,725,775
Institutional	254,619,614
Service	1,391,055
Class IR	4,980,276
Class R	5,435,677
Total Net Assets	$503,965,795
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	15,708,510
Class C	5,758,488
Institutional	23,000,156
Service	125,316
Class IR	451,693
Class R	493,394
Net asset value, offering and redemption price per share:(a)
Class A	$11.06
Class C	11.07
Institutional	11.07
Service	11.10
Class IR	11.03
Class R	11.02

(a)	Maximum public offering price per share for Class A Shares of the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy and Satellite Strategies Portfolios is $11.70, $15.30, $12.80, $13.66 and $8.35, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio	Growth and Income Strategy Portfolio	Growth Strategy Portfolio	Satellite Strategies Portfolio

$385,156,770	$1,011,587,651	$856,140,626	$1,223,137,158
—	—	—	—
—	—	—	—

401,672	2,503,844	1,728,839	1,732,406
32	736,306	262,667	2,149,791
48,425	30,615	32,580	22,295
2,353	—	5,205	7,789
385,609,252	1,014,858,416	858,169,917	1,227,049,439

375,016	2,121,041	1,157,168	4,367,509

866,255	1,774,791	3,443,432	3,020,004
—	736,306	262,667	2,149,791
161,630	344,028	351,426	218,857
49,374	129,229	109,021	130,523
134,830	158,767	169,643	99,003
1,587,105	5,264,162	5,493,357	9,985,687

593,565,331	1,588,408,013	1,490,391,721	1,236,962,596
100,407	233,475	441,748	1,529,637
(275,969,888)	(631,097,905)	(731,041,611)	(75,047,652)
66,326,297	52,050,671	92,884,702	53,619,171
$384,022,147	$1,009,594,254	$852,676,560	$1,217,063,752

$148,610,544	$408,488,485	$385,409,428	$177,203,963
96,666,938	169,745,003	190,124,657	102,605,435
130,499,473	421,720,132	267,677,032	833,656,807
625,688	3,724,932	2,509,246	14,085,108
5,280,321	3,478,064	4,495,682	86,017,585
2,339,183	2,437,638	2,460,515	3,494,854
$384,022,147	$1,009,594,254	$852,676,560	$1,217,063,752

10,280,414	33,762,189	29,862,348	22,469,458
6,988,736	14,254,704	14,764,805	13,081,317
8,948,961	34,743,423	20,755,252	105,862,341
43,451	308,542	194,881	1,795,932
370,090	288,681	353,095	10,923,170
162,778	202,558	194,949	444,797

$14.46	$12.10	$12.91	$7.89
13.83	11.91	12.88	7.84
14.58	12.14	12.90	7.87
14.40	12.07	12.88	7.84
14.27	12.05	12.73	7.87
14.37	12.03	12.62	7.86

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations

For the Fiscal Year Ended December 31, 2014

Balanced Strategy Portfolio
Investment income:
Dividends from Affiliated Underlying Funds	$12,632,728
Interest	267
Total investment income	12,632,995

Expenses:
Distribution and Service fees(a)	1,263,862
Management fees	786,384
Transfer Agent fees(a)	610,986
Registration fees	92,378
Printing and mailing costs	79,929
Professional fees	77,302
Custody, accounting and administrative services	46,889
Trustee fees	19,920
Shareholder meeting expense	12,167
Service Share fees — Shareholder Administration Plan	4,045
Service Share fees — Service Plan	4,045
Other	13,289
Total expenses	3,011,196
Less — expense reductions	(308,739)
Net expenses	2,702,457
NET INVESTMENT INCOME	9,930,538

Realized and unrealized gain (loss):
Capital gain distributions from Affiliated Underlying Funds	9,078,738
Net realized gain (loss) from Affiliated Underlying Funds	14,035,053
Net change in unrealized loss on Affiliated Underlying Funds	(19,270,122)
Net realized and unrealized gain (loss)	3,843,669
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,774,207

(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Portfolio	Class A	Class B(b)	Class C	Class R	Class A	Class B(b)	Class C	Institutional	Service	Class IR	Class R
Balanced Strategy	$446,372	$97,810	$691,860	$27,820	$339,243	$18,584	$131,453	$102,046	$647	$8,441	$10,572
Equity Growth Strategy	370,685	119,444	1,026,294	16,634	281,721	22,694	194,996	51,923	282	8,034	6,321
Growth and Income Strategy	1,033,290	324,972	1,855,598	14,397	785,300	61,744	352,564	159,906	1,471	5,845	5,471
Growth Strategy	949,618	348,084	2,069,370	17,206	721,710	66,136	393,180	104,554	1,206	7,352	6,538
Satellite Strategies	532,025	—	1,141,387	21,049	404,339	—	216,864	344,005	8,146	186,218	7,999

(b)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio	Growth and Income Strategy Portfolio	Growth Strategy Portfolio	Satellite Strategies Portfolio

$8,325,811	$22,964,388	$17,470,248	$40,970,977
58	274	200	169
8,325,869	22,964,662	17,470,448	40,971,146

1,533,057	3,228,257	3,384,278	1,694,461
601,375	1,561,155	1,339,953	1,623,839
565,971	1,372,301	1,300,676	1,167,571
93,196	87,745	91,494	106,805
87,329	167,537	179,610	166,743
62,198	68,365	70,283	66,795
38,278	46,336	44,752	45,201
21,059	19,899	24,888	24,861
17,134	30,066	38,643	38,200
1,760	9,192	7,536	50,915
1,760	9,192	7,536	50,915
22,592	26,429	18,401	25,427
3,045,709	6,626,474	6,508,050	5,061,733
(308,617)	(374,680)	(393,694)	(304,876)
2,737,092	6,251,794	6,114,356	4,756,857
5,588,777	16,712,868	11,356,092	36,214,289

5,342,583	18,293,882	15,235,350	4,737,337
27,983,367	45,241,723	56,820,439	(21,784,477)
(27,129,782)	(56,880,106)	(62,895,888)	(20,443,189)
6,196,168	6,655,499	9,159,901	(37,490,329)
$11,784,945	$23,368,367	$20,515,993	$(1,276,040)

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Balanced Strategy Portfolio
	For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2013
From operations:
Net investment income	$9,930,538	$13,730,077
Net realized gain	23,113,791	43,567,902
Net change in unrealized gain (loss)	(19,270,122)	(13,041,209)
Net increase in net assets resulting from operations	13,774,207	44,256,770

Distributions to shareholders:
From net investment income
Class A Shares	(5,235,872)	(5,091,167)
Class B Shares(a)	(14,631)	(246,230)
Class C Shares	(1,434,415)	(1,402,869)
Institutional Shares	(8,498,984)	(8,257,627)
Service Shares	(42,017)	(45,319)
Class IR Shares	(154,268)	(62,667)
Class R Shares	(151,046)	(184,172)
Total distributions to shareholders	(15,531,233)	(15,290,051)

From share transactions:
Proceeds from sales of shares	126,602,549	169,411,512
Reinvestment of distributions	14,845,000	14,639,593
Cost of shares redeemed	(207,803,697)	(218,613,151)
Net decrease in net assets resulting from share transactions	(66,356,148)	(34,562,046)
TOTAL INCREASE (DECREASE)	(68,113,174)	(5,595,327)

Net assets:
Beginning of year	572,078,969	577,674,296
End of year	$503,965,795	$572,078,969
Undistributed (distributions in excess of) net investment income	$275,383	$238,582

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio		Growth and Income Strategy Portfolio
For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2013	For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2013

$5,588,777	$5,263,313	$16,712,868	$18,066,248
33,325,950	37,718,041	63,535,605	103,486,546
(27,129,782)	37,058,796	(56,880,106)	5,775,341
11,784,945	80,040,150	23,368,367	127,328,135

(2,648,072)	(2,331,427)	(10,286,039)	(8,733,352)
(38)	(128,265)	—	(714,962)
(1,035,861)	(955,353)	(3,587,888)	(3,165,016)
(2,808,754)	(2,362,004)	(12,077,484)	(8,126,792)
(10,479)	(10,657)	(90,511)	(76,330)
(105,720)	(67,648)	(90,372)	(57,830)
(33,633)	(45,154)	(59,555)	(64,133)
(6,642,557)	(5,900,508)	(26,191,849)	(20,938,415)

51,852,636	45,791,704	195,995,866	162,958,165
6,227,269	5,528,142	24,594,258	19,470,877
(86,257,984)	(84,936,120)	(248,309,446)	(286,382,191)
(28,178,079)	(33,616,274)	(27,719,322)	(103,953,149)
(23,035,691)	40,523,368	(30,542,804)	2,436,571

407,057,838	366,534,470	1,040,137,058	1,037,700,487
$384,022,147	$407,057,838	$1,009,594,254	$1,040,137,058
$100,407	$86,454	$233,475	$247,111

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Growth Strategy Portfolio
	For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2013
From operations:
Net investment income	$11,356,092	$9,522,910
Net realized gain (loss)	72,055,789	90,983,679
Net change in unrealized gain (loss)	(62,895,888)	46,293,399
Net increase (decrease) in net assets resulting from operations	20,515,993	146,799,988

Distributions to shareholders:
From net investment income
Class A Shares	(8,390,748)	(5,478,932)
Class B Shares(a)	—	(253,432)
Class C Shares	(2,554,856)	(1,431,540)
Institutional Shares	(6,851,715)	(4,347,999)
Service Shares	(50,319)	(45,660)
Class IR Shares	(103,782)	(57,342)
Class R Shares	(49,071)	(52,102)
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Total distributions to shareholders	(18,000,491)	(11,667,007)

From share transactions:
Proceeds from sales of shares	138,333,644	106,874,570
Proceeds received in connection with merger	—	—
Reinvestment of distributions	16,942,316	10,992,088
Cost of shares redeemed	(218,629,993)	(202,564,064)
Net increase (decrease) in net assets resulting from share transactions	(63,354,033)	(84,697,406)
TOTAL INCREASE (DECREASE)	(60,838,531)	50,435,575

Net assets:
Beginning of year	913,515,091	863,079,516
End of year	$852,676,560	$913,515,091
Undistributed (distributions in excess of) net investment income	$441,748	$491,819

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Satellite Strategies Portfolio
For the Fiscal Year Ended December 31, 2014	For the Fiscal Year Ended December 31, 2013

$36,214,289	$45,760,834
(17,047,140)	9,512,487
(20,443,189)	(20,693,522)
(1,276,040)	34,579,799

(5,155,705)	(8,294,943)
—	—
(2,002,292)	(3,250,031)
(25,341,639)	(32,495,398)
(475,253)	(1,005,197)
(2,676,935)	(3,299,388)
(92,446)	(123,145)

(932,370)	—
(539,194)	—
(4,364,246)	—
(75,234)	—
(454,751)	—
(18,035)	—
(42,128,100)	(48,468,102)

274,954,273	488,941,877
26,406,156	—
33,374,881	37,051,471
(401,572,781)	(483,281,612)
(66,837,471)	42,711,736
(110,241,611)	28,823,433

1,327,305,363	1,298,481,930
$1,217,063,752	$1,327,305,363
$1,529,637	$634,438

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	$11.13	$0.21	$0.06	$0.27	$(0.34)
2014 - C	11.13	0.12	0.07	0.19	(0.25)
2014 - Institutional	11.13	0.25	0.07	0.32	(0.38)
2014 - Service	11.16	0.19	0.08	0.27	(0.33)
2014 - IR	11.09	0.25	0.06	0.31	(0.37)
2014 - R	11.08	0.18	0.07	0.25	(0.31)
2013 - A	10.56	0.25	0.61	0.86	(0.29)
2013 - B	10.56	0.16	0.63	0.79	(0.21)
2013 - C	10.56	0.17	0.61	0.78	(0.21)
2013 - Institutional	10.56	0.33	0.58	0.91	(0.34)
2013 - Service	10.59	0.23	0.62	0.85	(0.28)
2013 - IR	10.53	0.37	0.51	0.88	(0.32)
2013 - R	10.51	0.23	0.61	0.84	(0.27)
2012 - A	9.86	0.16	0.82	0.98	(0.28)
2012 - B	9.86	0.08	0.82	0.90	(0.20)
2012 - C	9.86	0.09	0.81	0.90	(0.20)
2012 - Institutional	9.87	0.23	0.79	1.02	(0.33)
2012 - Service	9.88	0.15	0.83	0.98	(0.27)
2012 - IR	9.83	0.22	0.79	1.01	(0.31)
2012 - R	9.82	0.15	0.80	0.95	(0.26)
2011 - A	10.22	0.15	(0.34)	(0.19)	(0.17)
2011 - B	10.22	0.07	(0.34)	(0.27)	(0.09)
2011 - C	10.22	0.08	(0.35)	(0.27)	(0.09)
2011 - Institutional	10.23	0.20	(0.35)	(0.15)	(0.21)
2011 - Service	10.25	0.14	(0.35)	(0.21)	(0.16)
2011 - IR	10.21	0.24	(0.42)	(0.18)	(0.20)
2011 - R	10.18	0.14	(0.35)	(0.21)	(0.15)
2010 - A	9.65	0.21	0.60	0.81	(0.24)
2010 - B	9.65	0.13	0.60	0.73	(0.16)
2010 - C	9.65	0.13	0.60	0.73	(0.16)
2010 - Institutional	9.66	0.25	0.60	0.85	(0.28)
2010 - Service	9.67	0.21	0.60	0.81	(0.23)
2010 - IR	9.64	0.25	0.58	0.83	(0.26)
2010 - R	9.62	0.24	0.54	0.78	(0.22)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)	Ratio of total expenses to average net assets(d)	Ratio of net investment income to average net assets(b)	Portfolio turnover rate(e)

$11.06	2.40%	$173,813	0.60%	0.66%	1.85%	38%
11.07	1.71	63,726	1.35	1.41	1.05	38
11.07	2.90	254,620	0.20	0.26	2.22	38
11.10	2.38	1,391	0.70	0.75	1.65	38
11.03	2.76	4,980	0.35	0.41	2.23	38
11.02	2.25	5,436	0.85	0.90	1.61	38
11.13	8.23	186,034	0.60	0.65	2.29	63
11.14	7.46	13,080	1.34	1.40	1.43	63
11.13	7.42	74,053	1.34	1.40	1.57	63
11.13	8.67	287,623	0.20	0.25	2.99	63
11.16	8.08	1,736	0.69	0.75	2.14	63
11.09	8.45	3,938	0.35	0.40	3.37	63
11.08	8.00	5,615	0.84	0.90	2.07	63
10.56	9.96	219,919	0.59	0.65	1.55	66
10.56	9.14	17,959	1.35	1.40	0.81	66
10.56	9.16	81,123	1.34	1.40	0.87	66
10.56	10.32	247,494	0.19	0.25	2.23	66
10.59	9.95	2,022	0.69	0.75	1.48	66
10.53	10.29	920	0.34	0.40	2.14	66
10.51	9.66	8,237	0.84	0.90	1.49	66
9.86	(1.88)	327,283	0.59	0.64	1.49	38
9.86	(2.65)	23,444	1.34	1.39	0.72	38
9.86	(2.64)	94,041	1.34	1.39	0.73	38
9.87	(1.48)	151,822	0.19	0.24	1.96	38
9.88	(2.09)	2,466	0.69	0.74	1.36	38
9.83	(1.79)	750	0.34	0.39	2.38	38
9.82	(2.11)	7,288	0.84	0.89	1.38	38
10.22	8.46	427,998	0.59	0.64	2.15	38
10.22	7.62	32,659	1.34	1.39	1.36	38
10.22	7.64	126,032	1.34	1.39	1.34	38
10.23	8.89	147,670	0.19	0.24	2.57	38
10.25	8.44	3,971	0.69	0.74	2.14	38
10.21	8.74	771	0.34	0.39	2.55	38
10.18	8.21	5,063	0.84	0.89	2.47	38

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders From net investment income
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	$14.29	$0.23	$0.20	$0.43	$(0.26)
2014 - C	13.68	0.10	0.20	0.30	(0.15)
2014 - Institutional	14.41	0.29	0.20	0.49	(0.32)
2014 - Service	14.22	0.19	0.23	0.42	(0.24)
2014 - IR	14.11	0.32	0.14	0.46	(0.30)
2014 - R	14.17	0.13	0.26	0.39	(0.19)
2013 - A	11.75	0.19	2.57	2.76	(0.22)
2013 - B	11.32	0.08	2.47	2.55	(0.11)
2013 - C	11.26	0.08	2.46	2.54	(0.12)
2013 - Institutional	11.85	0.27	2.57	2.84	(0.28)
2013 - Service	11.71	0.19	2.54	2.73	(0.22)
2013 - IR	11.62	0.47	2.29	2.76	(0.27)
2013 - R	11.64	0.11	2.59	2.70	(0.17)
2012 - A	10.23	0.21	1.53	1.74	(0.22)
2012 - B	9.87	0.11	1.48	1.59	(0.14)
2012 - C	9.82	0.12	1.46	1.58	(0.14)
2012 - Institutional	10.33	0.28	1.52	1.80	(0.28)
2012 - Service	10.14	0.16	1.55	1.71	(0.14)
2012 - IR	10.13	0.24	1.51	1.75	(0.26)
2012 - R	10.16	0.20	1.49	1.69	(0.21)
2011 - A	11.33	0.20	(1.05)	(0.85)	(0.25)
2011 - B	10.93	0.11	(1.01)	(0.90)	(0.16)
2011 - C	10.88	0.11	(1.01)	(0.90)	(0.16)
2011 - Institutional	11.45	0.25	(1.07)	(0.82)	(0.30)
2011 - Service	11.22	0.16	(1.02)	(0.86)	(0.22)
2011 - IR	11.23	0.27	(1.08)	(0.81)	(0.29)
2011 - R	11.26	0.21	(1.08)	(0.87)	(0.23)
2010 - A	10.24	0.19	1.11	1.30	(0.21)
2010 - B	9.88	0.11	1.06	1.17	(0.12)
2010 - C	9.84	0.10	1.06	1.16	(0.12)
2010 - Institutional	10.35	0.27	1.08	1.35	(0.25)
2010 - Service	10.14	0.17	1.10	1.27	(0.19)
2010 - IR	10.16	0.24	1.07	1.31	(0.24)
2010 - R	10.22	0.41	0.85	1.26	(0.22)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)	Ratio of total expenses to average net assets(d)	Ratio of net investment income to average net assets(b)	Portfolio turnover rate(e)

$14.46	3.01%	$148,611	0.60%	0.68%	1.56%	23%
13.83	2.18	96,667	1.35	1.42	0.71	23
14.58	3.38	130,499	0.20	0.28	1.96	23
14.40	2.94	626	0.70	0.77	1.27	23
14.27	3.27	5,280	0.35	0.43	2.19	23
14.37	2.77	2,339	0.85	0.92	0.86	23
14.29	23.51	152,264	0.60	0.68	1.45	21
13.76	22.53	16,122	1.35	1.43	0.60	21
13.68	22.60	106,208	1.35	1.43	0.68	21
14.41	23.96	124,275	0.20	0.28	2.07	21
14.22	23.28	715	0.70	0.78	1.48	21
14.11	23.77	3,735	0.35	0.43	3.55	21
14.17	23.17	3,740	0.84	0.93	0.85	21
11.75	16.95	147,814	0.59	0.68	1.85	23
11.32	16.05	17,941	1.34	1.43	1.06	23
11.26	16.10	102,156	1.34	1.43	1.10	23
11.85	17.45	92,696	0.19	0.26	2.45	23
11.71	16.85	488	0.70	0.78	1.43	23
11.62	17.30	494	0.34	0.42	2.20	23
11.64	16.59	4,946	0.84	0.92	1.79	23
10.23	(7.52)	208,169	0.59	0.66	1.77	18
9.87	(8.26)	20,844	1.34	1.41	1.03	18
9.82	(8.28)	112,247	1.34	1.41	1.05	18
10.33	(7.16)	46,797	0.19	0.26	2.20	18
10.14	(7.63)	1,246	0.69	0.76	1.39	18
10.13	(7.25)	539	0.34	0.41	2.45	18
10.16	(7.71)	5,073	0.84	0.91	1.91	18
11.33	12.66	296,969	0.59	0.66	1.79	27
10.93	11.89	29,225	1.34	1.41	1.09	27
10.88	11.83	158,142	1.34	1.41	1.04	27
11.45	13.09	59,900	0.19	0.26	2.52	27
11.22	12.53	3,540	0.69	0.76	1.61	27
11.23	12.89	553	0.34	0.41	2.36	27
11.26	12.34	4,389	0.84	0.91	3.90	27

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment Income
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	$12.14	$0.20	$0.07	$0.27	$(0.31)
2014 - C	11.99	0.10	0.08	0.18	(0.26)
2014 - Institutional	12.18	0.26	0.06	0.32	(0.36)
2014 - Service	12.11	0.20	0.06	0.26	(0.30)
2014 - IR	12.09	0.25	0.05	0.30	(0.34)
2014 - R	12.08	0.16	0.07	0.23	(0.28)
2013 - A	10.95	0.20	1.23	1.43	(0.24)
2013 - B	10.89	0.10	1.23	1.33	(0.19)
2013 - C	10.85	0.12	1.22	1.34	(0.20)
2013 - Institutional	10.98	0.28	1.21	1.49	(0.29)
2013 - Service	10.92	0.20	1.23	1.43	(0.24)
2013 - IR	10.91	0.29	1.16	1.45	(0.27)
2013 - R	10.90	0.16	1.24	1.40	(0.22)
2012 - A	9.98	0.17	1.07	1.24	(0.27)
2012 - B	9.95	0.09	1.05	1.14	(0.20)
2012 - C	9.92	0.09	1.04	1.13	(0.20)
2012 - Institutional	10.02	0.24	1.03	1.27	(0.31)
2012 - Service	9.97	0.17	1.04	1.21	(0.26)
2012 - IR	9.95	0.20	1.05	1.25	(0.29)
2012 - R	9.94	0.16	1.04	1.20	(0.24)
2011 - A	10.55	0.17	(0.53)	(0.36)	(0.21)
2011 - B	10.53	0.10	(0.54)	(0.44)	(0.14)
2011 - C	10.49	0.10	(0.53)	(0.43)	(0.14)
2011 - Institutional	10.59	0.22	(0.54)	(0.32)	(0.25)
2011 - Service	10.53	0.17	(0.53)	(0.36)	(0.20)
2011 - IR	10.52	0.40	(0.73)	(0.33)	(0.24)
2011 - R	10.52	0.18	(0.57)	(0.39)	(0.19)
2010 - A	9.81	0.22	0.76	0.98	(0.24)
2010 - B	9.79	0.15	0.76	0.91	(0.17)
2010 - C	9.76	0.15	0.75	0.90	(0.17)
2010 - Institutional	9.84	0.27	0.77	1.04	(0.29)
2010 - Service	9.79	0.23	0.75	0.98	(0.24)
2010 - IR	9.79	0.27	0.73	1.00	(0.27)
2010 - R	9.78	0.30	0.67	0.97	(0.23)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)	Ratio of total expenses to average net assets(d)	Ratio of net investment income to average net assets(b)	Portfolio turnover rate(e)

$12.10	2.22%	$408,488	0.60%	0.63%	1.64%	35%
11.91	1.46	169,745	1.35	1.38	0.80	35
12.14	2.62	421,720	0.20	0.23	2.11	35
12.07	2.11	3,725	0.70	0.73	1.58	35
12.05	2.49	3,478	0.35	0.38	2.00	35
12.03	1.97	2,438	0.85	0.88	1.27	35
12.14	13.10	435,812	0.60	0.63	1.74	50
12.03	12.26	44,858	1.34	1.38	0.89	50
11.99	12.32	196,121	1.34	1.38	1.02	50
12.18	13.63	353,203	0.20	0.23	2.36	50
12.11	13.08	3,917	0.70	0.73	1.71	50
12.09	13.36	2,796	0.35	0.38	2.46	50
12.08	12.76	3,430	0.85	0.88	1.42	50
10.95	12.40	491,921	0.59	0.63	1.61	47
10.89	11.49	58,399	1.35	1.38	0.86	47
10.85	11.42	210,201	1.34	1.38	0.89	47
10.98	12.69	267,744	0.19	0.22	2.21	47
10.92	12.13	3,848	0.69	0.73	1.59	47
10.91	12.62	1,519	0.34	0.38	1.90	47
10.90	12.12	4,068	0.84	0.88	1.54	47
9.98	(3.46)	750,376	0.59	0.62	1.62	35
9.95	(4.18)	72,331	1.34	1.37	0.90	35
9.92	(4.10)	250,381	1.34	1.37	0.91	35
10.02	(3.04)	140,119	0.19	0.22	2.12	35
9.97	(3.48)	4,073	0.69	0.72	1.57	35
9.95	(3.18)	1,719	0.34	0.37	3.99	35
9.94	(3.77)	4,384	0.84	0.87	1.68	35
10.55	10.12	1,097,565	0.59	0.62	2.24	31
10.53	9.35	102,328	1.34	1.37	1.51	31
10.49	9.27	353,844	1.34	1.37	1.46	31
10.59	10.64	154,835	0.19	0.22	2.69	31
10.53	10.04	5,918	0.69	0.72	2.27	31
10.52	10.34	210	0.34	0.37	2.75	31
10.52	9.96	3,314	0.84	0.87	3.02	31

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	$12.89	$0.19	$0.12	$0.31	$(0.29)
2014 - C	12.85	0.07	0.13	0.20	(0.17)
2014 - Institutional	12.88	0.24	0.12	0.36	(0.34)
2014 - Service	12.84	0.15	0.15	0.30	(0.26)
2014 - IR	12.72	0.25	0.08	0.33	(0.32)
2014 - R	12.59	0.11	0.15	0.26	(0.23)
2013 - A	11.05	0.14	1.88	2.02	(0.18)
2013 - B	11.12	0.04	1.90	1.94	(0.07)
2013 - C	11.02	0.05	1.86	1.91	(0.08)
2013 - Institutional	11.04	0.21	1.87	2.08	(0.24)
2013 - Service	11.01	0.14	1.86	2.00	(0.17)
2013 - IR	10.91	0.26	1.77	2.03	(0.22)
2013 - R	10.80	0.10	1.84	1.94	(0.15)
2012 - A	9.86	0.18	1.25	1.43	(0.24)
2012 - B	9.92	0.10	1.25	1.35	(0.15)
2012 - C	9.83	0.10	1.25	1.35	(0.16)
2012 - Institutional	9.87	0.23	1.24	1.47	(0.30)
2012 - Service	9.83	0.17	1.25	1.42	(0.24)
2012 - IR	9.75	0.22	1.22	1.44	(0.28)
2012 - R	9.65	0.17	1.21	1.38	(0.23)
2011 - A	10.75	0.19	(0.84)	(0.65)	(0.24)
2011 - B	10.80	0.11	(0.85)	(0.74)	(0.14)
2011 - C	10.70	0.11	(0.83)	(0.72)	(0.15)
2011 - Institutional	10.77	0.22	(0.83)	(0.61)	(0.29)
2011 - Service	10.72	0.18	(0.84)	(0.66)	(0.23)
2011 - IR	10.65	0.30	(0.92)	(0.62)	(0.28)
2011 - R	10.55	0.20	(0.87)	(0.67)	(0.23)
2010 - A	9.87	0.22	0.91	1.13	(0.25)
2010 - B	9.91	0.14	0.91	1.05	(0.16)
2010 - C	9.83	0.14	0.89	1.03	(0.16)
2010 - Institutional	9.89	0.28	0.90	1.18	(0.30)
2010 - Service	9.85	0.21	0.90	1.11	(0.24)
2010 - IR	9.79	0.26	0.88	1.14	(0.28)
2010 - R	9.71	0.27	0.82	1.09	(0.25)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)	Ratio of total expenses to average net assets(d)	Ratio of net investment income to average net assets(b)	Portfolio turnover rate(e)

$12.91	2.36%	$385,409	0.60%	0.64%	1.46%	26%
12.88	1.59	190,125	1.35	1.39	0.57	26
12.90	2.76	267,677	0.20	0.24	1.84	26
12.88	2.32	2,509	0.70	0.74	1.11	26
12.73	2.58	4,496	0.35	0.39	1.92	26
12.62	2.06	2,461	0.85	0.89	0.84	26
12.89	18.31	389,445	0.60	0.64	1.19	32
12.99	17.44	47,839	1.35	1.39	0.35	32
12.85	17.37	218,776	1.35	1.39	0.42	32
12.88	18.81	246,229	0.20	0.24	1.77	32
12.84	18.19	3,419	0.70	0.74	1.14	32
12.72	18.65	3,598	0.35	0.39	2.17	32
12.59	17.93	4,208	0.85	0.89	0.84	32
11.05	14.49	398,487	0.59	0.64	1.65	47
11.12	13.64	57,388	1.34	1.39	0.90	47
11.02	13.72	224,471	1.34	1.39	0.92	47
11.04	14.89	173,180	0.19	0.23	2.10	47
11.01	14.42	3,185	0.69	0.74	1.60	47
10.91	14.79	1,483	0.34	0.38	2.05	47
10.80	14.31	4,885	0.84	0.88	1.64	47
9.86	(6.08)	562,262	0.59	0.63	1.73	35
9.92	(6.82)	68,563	1.34	1.38	0.98	35
9.83	(6.77)	257,778	1.34	1.38	0.99	35
9.87	(5.69)	92,807	0.19	0.23	2.08	35
9.83	(6.18)	3,644	0.69	0.73	1.65	35
9.75	(5.85)	1,376	0.34	0.38	2.90	35
9.65	(6.39)	4,413	0.84	0.88	1.88	35
10.75	11.46	789,340	0.59	0.63	2.16	28
10.80	10.63	97,344	1.34	1.38	1.39	28
10.70	10.52	373,504	1.34	1.38	1.37	28
10.77	11.90	115,999	0.19	0.23	2.78	28
10.72	11.30	6,647	0.69	0.73	2.14	28
10.65	11.66	675	0.34	0.38	2.61	28
10.55	11.20	3,588	0.84	0.88	2.73	28

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2014 - A	$8.16	$0.21	(e)	$(0.23)	$(0.02)	$(0.21)	$(0.04)	$(0.25)
2014 - C	8.12	0.15	(e)	(0.24)	(0.09)	(0.15)	(0.04)	(0.19)
2014 - Institutional	8.15	0.25	(e)	(0.24)	0.01	(0.25)	(0.04)	(0.29)
2014 - Service	8.12	0.19	(e)	(0.22)	(0.03)	(0.21)	(0.04)	(0.25)
2014 - IR	8.15	0.23	(e)	(0.24)	(0.01)	(0.23)	(0.04)	(0.27)
2014 - R	8.13	0.18	(e)	(0.22)	(0.04)	(0.19)	(0.04)	(0.23)
2013 - A	8.22	0.25	(e)	(0.04)	0.21	(0.27)	—	(0.27)
2013 - C	8.18	0.19	(e)	(0.04)	0.15	(0.21)	—	(0.21)
2013 - Institutional	8.21	0.29	(e)	(0.04)	0.25	(0.31)	—	(0.31)
2013 - Service	8.19	0.24	(e)	(0.04)	0.20	(0.27)	—	(0.27)
2013 - IR	8.21	0.28	(e)	(0.04)	0.24	(0.30)	—	(0.30)
2013 - R	8.19	0.24	(e)	(0.04)	0.20	(0.26)	—	(0.26)
2012 - A	7.39	0.33	(e)	0.86	1.19	(0.34)	(0.02)	(0.36)
2012 - C	7.36	0.26	(e)	0.86	1.12	(0.28)	(0.02)	(0.30)
2012 - Institutional	7.38	0.36	(e)	0.86	1.22	(0.37)	(0.02)	(0.39)
2012 - Service	7.36	0.32	(e)	0.87	1.19	(0.34)	(0.02)	(0.36)
2012 - IR	7.38	0.35	(e)	0.86	1.21	(0.36)	(0.02)	(0.38)
2012 - R	7.37	0.31	(e)	0.86	1.17	(0.33)	(0.02)	(0.35)
2011 - A	7.95	0.28	(e)	(0.53)	(0.25)	(0.28)	(0.03)	(0.31)
2011 - C	7.92	0.23	(e)	(0.53)	(0.30)	(0.23)	(0.03)	(0.26)
2011 - Institutional	7.94	0.32	(e)	(0.53)	(0.21)	(0.32)	(0.03)	(0.35)
2011 - Service	7.92	0.28	(e)	(0.53)	(0.25)	(0.28)	(0.03)	(0.31)
2011 - IR	7.94	0.32	(e)	(0.54)	(0.22)	(0.31)	(0.03)	(0.34)
2011 - R	7.93	0.26	(e)	(0.52)	(0.26)	(0.27)	(0.03)	(0.30)
2010 - A	7.34	0.40		0.62	1.02	(0.41)	—	(0.41)
2010 - C	7.31	0.34		0.63	0.97	(0.36)	—	(0.36)
2010 - Institutional	7.33	0.42		0.63	1.05	(0.44)	—	(0.44)
2010 - Service	7.31	0.38		0.63	1.01	(0.40)	—	(0.40)
2010 - IR	7.34	0.42		0.61	1.03	(0.43)	—	(0.43)
2010 - R	7.32	0.41		0.59	1.00	(0.39)	—	(0.39)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(e)	Calculated based on the average shares outstanding methodology.
(f)	Amount is less than 0.005%.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(a)	Portfolio turnover rate(d)

$7.89	(0.28)%	$177,204	0.58%	0.60%	2.50%	20%
7.84	(1.16)	102,605	1.33	1.35	1.79	20
7.87	— (f)	833,657	0.18	0.20	2.97	20
7.84	(0.39)	14,085	0.68	0.70	2.30	20
7.87	(0.15)	86,018	0.33	0.35	2.78	20
7.86	(0.54)	3,495	0.83	0.85	2.23	20
8.16	2.67	231,868	0.58	0.60	3.08	36
8.12	1.91	118,153	1.33	1.35	2.35	36
8.15	3.09	853,543	0.18	0.20	3.53	36
8.12	2.45	28,483	0.68	0.70	2.96	36
8.15	2.94	91,493	0.33	0.35	3.39	36
8.13	2.44	3,765	0.83	0.85	2.91	36
8.22	16.30	250,407	0.57	0.60	4.13	14
8.18	15.37	130,446	1.32	1.35	3.32	14
8.21	16.77	803,541	0.17	0.20	4.56	14
8.19	16.26	37,068	0.67	0.70	4.04	14
8.21	16.60	74,216	0.32	0.35	4.37	14
8.19	15.96	2,804	0.82	0.85	3.86	14
7.39	(3.17)	201,416	0.57	0.61	3.59	35
7.36	(3.88)	117,790	1.32	1.36	2.88	35
7.38	(2.77)	590,521	0.17	0.21	4.07	35
7.36	(3.26)	28,306	0.67	0.71	3.54	35
7.38	(2.91)	58,940	0.32	0.36	4.12	35
7.37	(3.42)	846	0.82	0.86	3.33	35
7.95	14.20	212,886	0.57	0.63	5.78	18
7.92	13.48	101,615	1.32	1.38	5.17	18
7.94	14.66	442,808	0.17	0.23	6.30	18
7.92	14.17	22,401	0.67	0.73	5.97	18
7.94	14.34	19,947	0.32	0.38	6.21	18
7.93	14.01	761	0.82	0.88	6.13	18

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified
All Funds	A, C, Institutional, Service, IR, R	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

At the close of business on November 14, 2014, Class B Shares of each Portfolio were converted to Class A Shares of the Portfolio.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying Funds (“Underlying Funds”) which are registered under the Act, for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers.

Pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) approved by the Trust’s Board of Trustees and shareholders of the Goldman Sachs Income Strategies Portfolio (the “Acquired Portfolio”), all of the assets and liabilities of the Acquired Portfolio, were transferred to the Goldman Sachs Satellite Strategies Portfolio (the “Survivor Portfolio”) as of the close of business on May 16, 2014 (the “Reorganization”). As part of the Reorganization, holders of the Acquired Portfolio’s Class A, Class C, Institutional, Class IR and Class R received the Survivor Portfolio’s Class A, Class C, Institutional, Class IR and Class R shares, respectively in an amount equal to the aggregate net asset value of their investment in the Acquired Portfolio. The exchange was a tax-free event to shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Portfolios’ valuation policy, as well as the Underlying Funds, is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Capital gain distributions received from Underlying Funds are recognized on ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolios are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Balanced Strategy, Growth and Income Strategy and Satellite Strategies	Quarterly	Annually
Equity Growth Strategy and Growth Strategy	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds — Investments in the Underlying Funds are valued at the NAV per share of the Institutional Share class of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy.

The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Portfolio, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Portfolios’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Portfolio and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Portfolio could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio are less than the repurchase price and the Portfolio’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Portfolio’s interest in the collateral is not enforceable, resulting in additional losses to the Portfolio.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Portfolios, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Portfolios maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Portfolios are not subject to any expenses in relation to these investments.

B. Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of December 31, 2014:

BALANCED STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$168,145,509	$—	$—
Fixed Income Underlying Funds	254,316,059	—	—
Dynamic Underlying Funds	79,919,710	—	—
Short-term Investment	—	900,000	—
Total	$502,381,278	$900,000	$—

EQUITY GROWTH STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$382,622,350	$—	$—
Money Market Underlying Fund	2,534,420	—	—
Total	$385,156,770	$—	$—

GROWTH AND INCOME STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$552,672,129	$—	$—
Fixed Income Underlying Funds	297,350,051	—	—
Dynamic Underlying Funds	161,565,471	—	—
Total	$1,011,587,651	$—	$—

GROWTH STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$649,140,181	$—	$—
Fixed Income Underlying Funds	69,968,666	—	—
Dynamic Underlying Funds	137,031,779	—	—
Total	$856,140,626	$—	$—

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SATELLITE STRATEGIES

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$674,584,619	$—	$—
Fixed Income Underlying Funds	548,552,539	—	—
Total	$1,223,137,158	$—	$—

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of average daily net assets of 0.124% for the Satellite Strategies Portfolio and 0.15% for each of the other Portfolios.

B.  Distribution and Service Plans — The Trust, on behalf of each Portfolio, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Portfolio’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2014

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2014, Goldman Sachs advised that it retained the following amounts.

	Front End Sales Charge	Contingent Deferred Sales Charge
Portfolio	Class A	Class C
Balanced Strategy	$16,842	$20
Equity Growth Strategy	14,103	530
Growth and Income Strategy	35,648	743
Growth Strategy	33,827	244
Satellite Strategies	25,752	—

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Portfolio that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolios (excluding transfer agency fees and expenses, service and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly and are disclosed in the Statements of Operations for the fiscal year ended December 31, 2014. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.01% for the Satellite Strategies Portfolio and 0.004% for each other Portfolio respectively. These Other Expense limitations will remain in place through at least April 30, 2015, and prior to such date GSAM may not terminate the arrangements without the approval of the Board of Trustees. The Portfolios bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Portfolio to the extent such expenses exceed a specified percentage of the Portfolios’ net assets. In addition, the Portfolios have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Line of Credit Facility — As of December 31, 2014, the Portfolios participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Portfolios and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2014, the Portfolios did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — The Portfolios invest primarily in the Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these affiliated Funds for the fiscal year ended December 31, 2014 (in thousands):

Balanced Strategy Portfolio
Underlying Funds	Market Value 12/31/2013	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2014	Dividend Income	Capital Gain Distributions
Goldman Sachs Commodity Strategy Fund	$16,995	$2,838	$(15,277)	$(4,993)	$437	$—	$6	$—
Goldman Sachs Core Fixed Income Fund	—	1,061	(7)	—	(1)	1,053	2	—
Goldman Sachs Dynamic Allocation Fund	71,978	11,108	(18,682)	689	(2,874)	62,219	636	3,181
Goldman Sachs Emerging Markets Debt Fund	7,581	15,668	(8,431)	(120)	139	14,837	679	—
Goldman Sachs Emerging Markets Equity Insights Fund	9,288	22,767	(10,967)	(194)	(1,499)	19,395	468	209
Goldman Sachs Global Income Fund	194,022	38,897	(78,332)	(222)	3,065	157,430	4,979	3,009
Goldman Sachs High Yield Fund	25,722	11,082	(6,444)	60	(1,021)	29,399	1,382	426
Goldman Sachs International Equity Insights Fund	59,109	4,797	(37,027)	4,601	(7,984)	23,496	1,296	—
Goldman Sachs International Real Estate Securities Fund	4,618	751	(1,284)	241	(338)	3,988	164	—
Goldman Sachs International Small Cap Insights Fund	7,061	1,379	(1,973)	911	(1,404)	5,974	115	56
Goldman Sachs Large Cap Growth Insights Fund	39,179	9,673	(26,498)	6,465	(2,365)	26,454	176	—
Goldman Sachs Large Cap Value Fund	12,423	12,045	(3,788)	1,100	(419)	21,361	204	920
Goldman Sachs Large Cap Value Insights Fund	28,810	25,408	(8,842)	2,559	1,789	49,724	481	—
Goldman Sachs Local Emerging Markets Debt Fund	5,645	23,435	(11,461)	(1,123)	(2,203)	14,293	718	—
Goldman Sachs Managed Futures Strategy Fund	20,597	3,028	(5,220)	(29)	(675)	17,701	—	161
Goldman Sachs Real Estate Securities Fund	4,535	1,994	(2,637)	1,517	(262)	5,147	80	—
Goldman Sachs Small Cap Equity Insights Fund	7,839	5,082	(11,812)	1,618	(1,529)	1,198	15	—
Goldman Sachs Strategic Growth Fund	16,678	5,275	(10,758)	970	(757)	11,408	23	1,117
Goldman Sachs Strategic Income Fund	43,113	6,232	(10,657)	(15)	(1,369)	37,304	1,209	—
Total	$575,193	$202,520	$(270,097)	$14,035	$(19,270)	$502,381	$12,633	$9,079

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2014

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Equity Growth Strategy Portfolio
Underlying Funds	Market Value 12/31/2013	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2014	Dividend Income	Capital Gain Distributions
Goldman Sachs Commodity Strategy Fund	$11,895	$2,166	$(10,391)	$(3,396)	$(274)	$—	$5	$—
Goldman Sachs Emerging Markets Equity Insights Fund	27,577	22,393	(11,322)	499	(2,874)	36,273	806	359
Goldman Sachs Financial Square Prime Obligations Fund	—	2,539	(5)	—	—	2,534	—	—
Goldman Sachs International Equity Insights Fund	146,252	9,996	(36,815)	8,742	(22,318)	105,857	4,945	—
Goldman Sachs International Real Estate Securities Fund	8,081	1,093	(1,286)	145	(330)	7,703	325	—
Goldman Sachs International Small Cap Insights Fund	12,358	2,026	(1,835)	822	(1,838)	11,533	232	113
Goldman Sachs Large Cap Growth Insights Fund	63,459	10,370	(19,714)	9,932	(465)	63,582	531	—
Goldman Sachs Large Cap Value Fund	26,119	10,714	(4,040)	1,615	18	34,426	333	1,500
Goldman Sachs Large Cap Value Insights Fund	60,491	20,382	(8,884)	4,145	4,009	80,143	883	—
Goldman Sachs Real Estate Securities Fund	7,936	642	(2,884)	1,117	923	7,734	154	—
Goldman Sachs Small Cap Equity Insights Fund	15,735	927	(9,153)	2,146	(1,637)	8,018	42	—
Goldman Sachs Strategic Growth Fund	27,077	7,777	(7,372)	2,216	(2,344)	27,354	70	3,371
Total	$406,980	$91,025	$(113,701)	$27,983	$(27,130)	$385,157	$8,326	$5,343

Growth and Income Strategy Portfolio
Underlying Funds	Market Value 12/31/2013	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2014	Dividend Income	Capital Gain Distributions
Goldman Sachs Commodity Strategy Fund	$30,718	$5,734	$(26,880)	$(9,569)	$(3)	$—	$12	$—
Goldman Sachs Core Fixed Income Fund	—	2,132	(15)	—	(2)	2,115	4	—
Goldman Sachs Dynamic Allocation Fund	130,363	18,401	(18,445)	791	(5,333)	125,777	1,287	6,651
Goldman Sachs Emerging Markets Debt Fund	3,702	26,845	(10,333)	(172)	(74)	19,968	904	—
Goldman Sachs Emerging Markets Equity Insights Fund	39,521	46,233	(21,090)	(321)	(4,093)	60,250	1,382	616
Goldman Sachs Global Income Fund	189,875	51,882	(87,881)	2,018	997	156,891	4,869	2,679
Goldman Sachs High Yield Fund	36,058	19,019	(4,530)	40	(1,593)	48,994	2,134	689
Goldman Sachs International Equity Insights Fund	192,123	16,247	(70,869)	12,796	(28,793)	121,504	5,883	—
Goldman Sachs International Real Estate Securities Fund	12,521	1,906	(2,042)	306	(595)	12,096	508	—
Goldman Sachs International Small Cap Insights Fund	19,148	3,555	(3,016)	1,352	(2,927)	18,112	363	177
Goldman Sachs Large Cap Growth Insights Fund	103,417	19,734	(48,383)	20,318	(6,904)	88,182	704	—
Goldman Sachs Large Cap Value Fund	36,439	25,184	(5,500)	2,231	(87)	58,267	592	2,668
Goldman Sachs Large Cap Value Insights Fund	84,553	50,892	(12,833)	5,686	7,204	135,502	1,443	—
Goldman Sachs Local Emerging Markets Debt Fund	—	45,291	(20,578)	(2,431)	(3,174)	19,108	884	—
Goldman Sachs Managed Futures Strategy Fund	37,007	5,291	(5,283)	21	(1,248)	35,788	—	337
Goldman Sachs Real Estate Securities Fund	12,297	1,362	(4,695)	2,930	245	12,139	239	—
Goldman Sachs Small Cap Equity Insights Fund	20,556	9,608	(22,071)	4,975	(4,402)	8,666	54	—
Goldman Sachs Strategic Growth Fund	44,165	12,870	(19,124)	4,292	(4,248)	37,955	93	4,477
Goldman Sachs Strategic Income Fund	51,636	7,252	(6,743)	(21)	(1,850)	50,274	1,609	—
Total	$1,044,099	$369,438	$(390,311)	$45,242	$(56,880)	$1,011,588	$22,964	$18,294

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth Strategy Portfolio
Underlying Funds	Market Value 12/31/2013	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2014	Dividend Income	Capital Gain Distributions
Goldman Sachs Commodity Strategy Fund	$26,747	$4,286	$(22,935)	$(7,455)	$(643)	$—	$10	$—
Goldman Sachs Dynamic Allocation Fund	113,411	13,460	(16,377)	686	(4,501)	106,679	1,091	5,640
Goldman Sachs Emerging Markets Debt Fund	—	14,334	(5,479)	(146)	(274)	8,435	350	—
Goldman Sachs Emerging Markets Equity Insights Fund	49,214	42,622	(19,042)	18	(3,931)	68,881	1,478	659
Goldman Sachs Global Income Fund	16,556	259	(17,117)	(302)	604	—	114	—
Goldman Sachs High Yield Fund	22,461	13,267	(2,946)	143	(999)	31,926	1,313	414
Goldman Sachs International Equity Insights Fund	241,090	14,393	(68,332)	16,807	(37,421)	166,537	7,640	—
Goldman Sachs International Real Estate Securities Fund	14,535	1,816	(2,350)	341	(664)	13,678	577	—
Goldman Sachs International Small Cap Insights Fund	22,226	3,464	(3,424)	1,543	(3,330)	20,479	410	200
Goldman Sachs Large Cap Growth Insights Fund	118,465	18,001	(49,009)	23,401	(7,629)	103,229	846	—
Goldman Sachs Large Cap Value Fund	43,855	21,198	(6,119)	2,456	421	61,811	591	2,663
Goldman Sachs Large Cap Value Insights Fund	101,821	41,791	(14,281)	6,668	7,736	143,735	1,553	—
Goldman Sachs Local Emerging Markets Debt Fund	—	14,733	(4,367)	(709)	(1,370)	8,287	357	—
Goldman Sachs Managed Futures Strategy Fund	32,205	3,928	(4,686)	(10)	(1,084)	30,353	—	286
Goldman Sachs Real Estate Securities Fund	14,277	1,119	(5,304)	2,979	662	13,733	275	—
Goldman Sachs Small Cap Equity Insights Fund	23,031	8,402	(19,612)	5,101	(4,311)	12,611	65	—
Goldman Sachs Strategic Growth Fund	50,537	13,033	(19,059)	5,313	(5,378)	44,446	112	5,373
Goldman Sachs Strategic Income Fund	22,470	2,654	(3,005)	(14)	(784)	21,321	688	—
Total	$912,901	$232,760	$(283,444)	$56,820	$(62,896)	$856,141	$17,470	$15,235

Satellite Strategies Portfolio
Underlying Funds	Market Value 12/31/2013	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2014	Dividend Income	Capital Gain Distributions
Goldman Sachs Commodity Strategy Fund	$147,260	$15,570	$(64,454)	$(22,492)	$(20,336)	$55,548	$86	$—
Goldman Sachs Emerging Markets Debt Fund	164,081	19,537	(22,593)	(2,468)	5,191	163,748	7,517	—
Goldman Sachs Emerging Markets Equity Fund	71,723	5,954	(15,535)	(234)	597	62,505	209	—
Goldman Sachs Emerging Markets Equity Insights Fund	85,722	10,092	(15,653)	(1,229)	(2,700)	76,232	1,449	645
Goldman Sachs High Yield Floating Rate Fund	66,133	24,779	(9,276)	(119)	(1,695)	79,822	2,533	9
Goldman Sachs High Yield Fund	181,625	23,884	(43,080)	(1,315)	(7,060)	154,054	9,660	3,054
Goldman Sachs International Real Estate Securities Fund	147,739	70,479	(47,891)	(957)	(1,965)	167,405	6,121	—
Goldman Sachs International Small Cap Fund	83,266	18,197	(24,372)	4,088	(7,807)	73,372	1,245	—
Goldman Sachs International Small Cap Insights Fund	124,453	29,678	(35,447)	4,762	(13,300)	110,146	2,107	1,029
Goldman Sachs Local Emerging Markets Debt Fund	117,929	29,152	(36,314)	(6,605)	(8,781)	95,381	6,831	—
Goldman Sachs Real Estate Securities Fund	142,747	44,467	(45,093)	4,785	38,018	184,924	3,213	—
Total	$1,332,678	$291,789	$(359,708)	$(21,784)	$(19,838)	$1,223,137	$40,971	$4,737

*	Includes reinvestment of distributions.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2014

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of the Underlying Funds for the fiscal year ended December 31, 2014, were as follows:

Portfolio	Purchases	Sales
Balanced Strategy	$202,520,362	$270,097,117
Equity Growth Strategy	91,024,239	113,701,204
Growth and Income Strategy	369,439,142	390,311,276
Growth Strategy	232,760,988	283,444,397
Satellite Strategies	265,900,032	359,708,470

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2014 was as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Distributions paid from:
Ordinary income	$15,531,233	$6,642,557	$26,191,849	$18,000,491	$35,446,792
Net long-term capital gains	—	—	—	—	6,681,308
Total taxable distributions	$15,531,233	$6,642,557	$26,191,849	$18,000,491	$42,128,100

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Distributions paid from ordinary income	$15,290,051	$5,900,508	$20,938,415	$11,667,007	$48,468,102

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

6. TAX INFORMATION (continued)

As of December 31, 2014 the components of accumulated earnings (losses) on a tax basis were as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Undistributed ordinary income — net	$189,695	$100,141	$224,056	$441,137	$—
Capital loss carryovers:(1)
Expiring 2016	—	(46,668,527)	(62,594,260)	(144,662,145)	—
Expiring 2017	—	(109,415,161)	(358,977,420)	(372,899,651)	(874,002)
Expiring 2018	(9,648,959)	(76,608,179)	(187,607,636)	(181,275,105)	—
Perpetual Short-term	—	(5,420)	—	—	—
Perpetual Long-term	—	(17,146,409)	—	(7,810,772)	—
Total capital loss carryovers	$(9,648,959)	$(249,843,696)	$(609,179,316)	$(706,647,673)	$(874,002)
Qualified Late Year Loss Deferral	(5,753,170)	(463,055)	(6,195,253)	(2,007,589)	(18,322,686)
Unrealized gains (losses) — net	(8,562,943)	40,663,426	36,336,754	70,498,964	(702,156)
Total accumulated earnings (losses) — net	$(23,775,377)	$(209,543,184)	$(578,813,759)	$(637,715,161)	$(19,898,844)

(1)	Expiration occurs on December 31 of the year indicated. The Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy and Satellite Strategies Portfolios utilized $16,658,549, $17,856,809, $43,888,631, $54,373,801 and $520,403, respectively, of capital losses in the current fiscal year.

As of December 31, 2014, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Tax Cost	$511,844,221	$344,493,344	$975,250,897	$785,641,662	$1,223,839,314
Gross unrealized gain	12,713,505	67,759,393	68,807,101	101,733,637	91,200,715
Gross unrealized loss	(21,276,448)	(27,095,967)	(32,470,347)	(31,234,673)	(91,902,871)
Net unrealized security gain (loss)	$(8,562,943)	$40,663,426	$36,336,754	$70,498,964	$(702,156)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in tax treatment of Underlying Fund investments.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2014

6. TAX INFORMATION (continued)

In order to present certain components of the Portfolios’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios’ and result primarily from fund mergers, dividend redesignations, taxable overdistributions and differences in the tax treatment of underlying fund investments.

Portfolio	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Balanced Strategy	$—	$(5,637,496)	$5,637,496
Equity Growth Strategy	—	(1,067,733)	1,067,733
Growth and Income Strategy	—	(9,465,345)	9,465,345
Growth Strategy	—	(6,594,328)	6,594,328
Satellite Strategies	1,360,300	(1,785,480)	425,180

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Investments in the Underlying Funds — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. A Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. A Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Large Shareholder Transactions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions may cause a Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or the Underlying Fund’s NAV and liquidity. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

7. OTHER RISKS (continued)

delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the expense ratio of the Portfolio or the Underlying Fund.

Liquidity Risk — The Portfolios may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolios may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolios have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolios invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolios have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolios also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2014

9. OTHER MATTERS

Mergers and Reorganizations — At a meeting held on February 11, 2014, the Board of Trustees of the Trust approved the Reorganization Agreement providing for the tax-free acquisition by the Goldman Sachs Satellite Strategies Portfolio (“Survivor Portfolio”) of the assets and liabilities of the Goldman Sachs Income Strategies Portfolio (“Acquired Portfolio”). The acquisition was completed as of the close of business on May 16, 2014.

Pursuant to the Reorganization Agreement, the assets and liabilities of the Acquired Portfolio were transferred in exchange for the Survivor Portfolio’s Class A, Class C, Institutional, Class IR Shares and Class R Shares, which were then redistributed to the Acquired Portfolio’s shareholders, in a tax-free exchange as follows:

Acquired Portfolio/Survivor Portfolio	Exchanged Shares of Survivor Portfolio Issued	Value of Exchanged Shares	Acquired Portfolio’s Shares Outstanding as of May 16, 2014
Income Strategies Portfolio, Class A / Satellite Strategies Portfolio, Class A	1,059,709	$8,986,329	1,008,760
Income Strategies Portfolio, Class C / Satellite Strategies Portfolio, Class C	1,042,640	8,779,032	980,863
Income Strategies Portfolio, Institutional / Satellite Strategies Portfolio, Institutional	666,837	5,648,133	637,571
Income Strategies Portfolio, Class IR / Satellite Strategies Portfolio, Class IR	337,317	2,857,060	321,268
Income Strategies Portfolio, Class R / Satellite Strategies Portfolio, Class R	16,067	135,602	15,166

The following chart shows the Survivor Portfolio’s and Acquired Portfolio’s aggregate net assets (immediately before and after the completion of the acquisition).

Acquired Portfolio/Survivor Portfolio	Survivor Portfolio’s Aggregate Net Assets before reorganization	Acquired Portfolio’s Aggregate Net Assets before reorganization	Acquired Portfolio’s Unrealized Appreciation	Survivor Portfolio’s Aggregate Net Assets Immediately after reorganization	Acquired Portfolio’s Capital loss Carryforward*
Income Strategies Portfolio / Satellite Strategies Portfolio	$1,314,061,535	$26,406,156	$605,107	$1,340,467,691	$1,394,405

*	The Survivor Portfolio acquired $1,394,405 in capital loss carryforward from the Acquired Portfolio, of which $520,403 was utilized in the current year, resulting in $874,002 remaining to be applied against future gains.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2014

11. SUMMARY OF SHARE TRANSACTIONS

	Balanced Strategy Portfolio

	For the Fiscal Year Ended December 31, 2014		For the Fiscal Year Ended December 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,512,215	$28,542,187	1,995,871	$21,765,218
Reinvestment of distributions	447,500	4,998,282	442,633	4,876,042
Shares converted from Class B(a)	126,272	1,440,146	45,998	502,786
Shares redeemed	(4,094,576)	(46,405,617)	(6,598,332)	(72,015,165)
	(1,008,589)	(11,425,002)	(4,113,830)	(44,871,119)
Class B Shares(a)
Shares sold	15,801	176,635	38,356	416,745
Reinvestment of distributions	1,189	13,480	20,388	226,271
Shares converted to Class A	(126,272)	(1,440,146)	(46,030)	(502,786)
Shares redeemed	(1,064,765)	(12,119,630)	(538,830)	(5,890,497)
	(1,174,047)	(13,369,661)	(526,116)	(5,750,267)
Class C Shares
Shares sold	449,987	5,060,716	678,673	7,379,568
Reinvestment of distributions	102,525	1,140,074	98,733	1,093,819
Shares redeemed	(1,448,090)	(16,347,673)	(1,807,729)	(19,717,227)
	(895,578)	(10,146,883)	(1,030,323)	(11,243,840)
Institutional Shares
Shares sold	7,831,692	88,541,605	12,048,804	133,208,886
Reinvestment of distributions	751,245	8,401,913	743,349	8,192,315
Shares redeemed	(11,415,285)	(128,951,685)	(10,389,336)	(113,600,227)
	(2,832,348)	(32,008,167)	2,402,817	27,800,974
Service Shares
Shares sold	35,328	404,133	38,390	414,907
Reinvestment of distributions	519	5,816	1,543	17,074
Shares redeemed	(66,014)	(762,918)	(75,483)	(821,327)
	(30,167)	(352,969)	(35,550)	(389,346)
Class IR Shares
Shares sold	131,558	1,499,778	308,262	3,358,922
Reinvestment of distributions	13,857	154,269	5,687	62,667
Shares redeemed	(48,726)	(549,269)	(46,364)	(509,739)
	96,689	1,104,778	267,585	2,911,850
Class R Shares
Shares sold	211,600	2,377,495	262,194	2,867,266
Reinvestment of distributions	11,806	131,166	15,595	171,405
Shares redeemed	(236,615)	(2,666,905)	(554,586)	(6,058,969)
	(13,209)	(158,244)	(276,797)	(3,020,298)
NET DECREASE	(5,857,249)	$(66,356,148)	(3,312,214)	$(34,562,046)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio				Growth and Income Strategy Portfolio
For the Fiscal Year Ended December 31, 2014		For the Fiscal Year Ended December 31, 2013		For the Fiscal Year Ended December 31, 2014		For the Fiscal Year Ended December 31, 2013
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

1,515,053	$22,283,515	1,184,590	$15,387,971	4,896,628	$60,903,871	3,221,984	$37,286,381
167,978	2,445,759	152,642	2,173,609	785,816	9,570,467	677,337	8,145,519
215,998	3,198,094	49,269	650,138	260,321	3,250,073	69,634	816,695
(2,275,926)	(33,407,481)	(3,304,708)	(42,583,655)	(8,081,044)	(100,125,769)	(13,006,747)	(150,580,761)
(376,897)	(5,480,113)	(1,918,207)	(24,371,937)	(2,138,279)	(26,401,358)	(9,037,792)	(104,332,166)

2,142	31,746	10,846	129,791	12,770	156,335	41,719	480,488
3	38	8,090	110,987	—	—	52,103	625,762
(225,401)	(3,198,094)	(51,368)	(650,138)	(263,631)	(3,250,073)	(70,238)	(816,695)
(948,110)	(13,444,880)	(380,562)	(4,730,293)	(3,477,471)	(42,829,682)	(1,658,694)	(19,126,197)
(1,171,366)	(16,611,190)	(412,994)	(5,139,653)	(3,728,332)	(45,923,420)	(1,635,110)	(18,836,642)

404,472	5,636,695	531,158	6,597,539	693,882	8,419,930	880,722	10,106,306
63,476	884,227	59,178	806,600	239,465	2,864,001	208,762	2,498,879
(1,245,558)	(17,386,336)	(1,894,072)	(23,452,250)	(3,036,459)	(37,073,371)	(4,101,403)	(46,895,526)
(777,610)	(10,865,414)	(1,303,736)	(16,048,111)	(2,103,112)	(25,789,440)	(3,011,919)	(34,290,341)

1,451,178	21,496,888	1,441,266	19,109,972	10,016,507	124,314,848	9,623,589	112,142,572
187,440	2,753,491	161,457	2,318,520	978,957	11,987,180	671,458	8,060,859
(1,314,720)	(19,442,384)	(799,416)	(10,373,589)	(5,256,547)	(65,438,884)	(5,670,551)	(66,355,809)
323,898	4,807,995	803,307	11,054,903	5,738,917	70,863,144	4,624,496	53,847,622

5,045	74,244	22,408	282,030	40,316	500,650	36,601	420,663
446	6,468	396	5,624	1,993	24,215	1,644	19,727
(12,312)	(184,974)	(14,170)	(177,386)	(57,156)	(703,249)	(67,119)	(791,502)
(6,821)	(104,262)	8,634	110,268	(14,847)	(178,384)	(28,874)	(351,112)

128,701	1,875,726	290,391	3,716,876	91,503	1,132,622	145,001	1,665,180
7,357	105,720	4,808	67,648	7,441	90,372	4,828	57,830
(30,691)	(438,793)	(73,012)	(936,829)	(41,517)	(514,940)	(57,896)	(676,547)
105,367	1,542,653	222,187	2,847,695	57,427	708,054	91,933	1,046,463

30,885	453,822	44,627	567,525	46,421	567,610	74,403	856,575
2,180	31,566	3,196	45,154	4,797	58,023	5,191	62,301
(134,144)	(1,953,136)	(208,698)	(2,682,118)	(132,698)	(1,623,551)	(168,870)	(1,955,849)
(101,079)	(1,467,748)	(160,875)	(2,069,439)	(81,480)	(997,918)	(89,276)	(1,036,973)
(2,004,508)	$(28,178,079)	(2,761,684)	$(33,616,274)	(2,269,706)	$(27,719,322)	(9,086,542)	$(103,953,149)

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2014

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth Strategy Portfolio

	For the Fiscal Year Ended December 31, 2014		For the Fiscal Year Ended December 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,488,971	$59,400,768	2,452,805	$29,398,045
Reinvestment of distributions	609,249	7,908,058	402,616	5,177,549
Shares converted from Class B(a)	534,180	7,106,965	132,196	1,593,543
Shares redeemed	(5,981,400)	(78,872,890)	(8,829,785)	(105,421,465)
	(349,000)	(4,457,099)	(5,842,168)	(69,252,328)
Class B Shares(a)
Shares sold	14,935	193,386	22,955	274,482
Reinvestment of distributions	—	—	16,991	220,167
Shares converted to Class A	(533,365)	(7,106,965)	(131,906)	(1,593,543)
Shares redeemed	(3,164,313)	(42,102,856)	(1,384,669)	(16,663,976)
	(3,682,743)	(49,016,435)	(1,476,629)	(17,762,870)
Class C Shares
Shares sold	675,102	8,782,816	942,558	11,128,191
Reinvestment of distributions	163,460	2,116,808	91,594	1,174,236
Shares redeemed	(3,098,849)	(40,520,777)	(4,383,657)	(52,109,584)
	(2,260,287)	(29,621,153)	(3,349,505)	(39,807,157)
Institutional Shares
Shares sold	5,106,964	67,371,655	5,118,966	61,986,517
Reinvestment of distributions	520,860	6,755,555	334,288	4,295,597
Shares redeemed	(3,988,778)	(52,586,723)	(2,017,096)	(24,213,799)
	1,639,046	21,540,487	3,436,158	42,068,315
Service Shares
Shares sold	42,084	548,111	18,672	221,925
Reinvestment of distributions	878	11,375	1,178	15,095
Shares redeemed	(114,329)	(1,488,776)	(42,839)	(508,996)
	(71,367)	(929,290)	(22,989)	(271,976)
Class IR Shares
Shares sold	110,331	1,438,543	259,825	3,077,318
Reinvestment of distributions	8,102	103,782	4,519	57,342
Shares redeemed	(48,147)	(624,329)	(117,430)	(1,387,974)
	70,286	917,996	146,914	1,746,686
Class R Shares
Shares sold	47,058	598,365	68,109	788,092
Reinvestment of distributions	3,680	46,738	4,148	52,102
Shares redeemed	(189,996)	(2,433,642)	(190,585)	(2,258,270)
	(139,258)	(1,788,539)	(118,328)	(1,418,076)
NET DECREASE	(4,793,323)	$(63,354,033)	(7,226,547)	$(84,697,406)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Satellite Strategies Portfolio

	For the Fiscal Year Ended December 31, 2014		For the Fiscal Year Ended December 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,251,256	$35,288,986	10,114,051	$83,139,280
Shares issued in connection with merger	1,059,709	8,986,329	—	—
Reinvestment of distributions	709,050	5,782,445	957,227	7,766,772
Shares redeemed	(11,963,386)	(99,618,364)	(13,116,365)	(107,304,384)
	(5,943,371)	(49,560,604)	(2,045,087)	(16,398,332)
Class C Shares
Shares sold	1,298,464	10,720,418	3,146,500	25,790,317
Shares issued in connection with merger	1,042,640	8,779,032	—	—
Reinvestment of distributions	251,699	2,029,786	311,838	2,518,554
Shares redeemed	(4,066,099)	(33,513,993)	(4,851,296)	(39,236,231)
	(1,473,296)	(11,984,757)	(1,392,958)	(10,927,360)
Institutional Shares
Shares sold	23,027,158	191,277,501	39,431,233	325,184,736
Shares issued in connection with merger	666,837	5,648,133	—	—
Reinvestment of distributions	2,740,846	22,271,662	2,847,480	23,080,492
Shares redeemed	(25,300,663)	(208,175,445)	(35,399,930)	(289,272,901)
	1,134,178	11,021,851	6,878,783	58,992,327
Service Shares
Shares sold	322,987	2,647,221	578,143	4,704,161
Reinvestment of distributions	7,546	62,168	34,468	278,881
Shares redeemed	(2,040,358)	(16,832,023)	(1,634,928)	(13,223,642)
	(1,709,825)	(14,122,634)	(1,022,317)	(8,240,600)
Class IR Shares
Shares sold	4,096,303	33,949,999	5,749,744	47,309,945
Shares issued in connection with merger	337,317	2,857,060	—	—
Reinvestment of distributions	383,885	3,125,909	405,814	3,288,645
Shares redeemed	(5,120,641)	(41,983,001)	(3,967,127)	(32,333,708)
	(303,136)	(2,050,033)	2,188,431	18,264,882
Class R Shares
Shares sold	129,895	1,070,148	340,472	2,813,438
Shares issued in connection with merger	16,067	135,602	—	—
Reinvestment of distributions	12,677	102,911	14,632	118,127
Shares redeemed	(176,932)	(1,449,955)	(234,252)	(1,910,746)
	(18,293)	(141,294)	120,852	1,020,819
NET INCREASE (DECREASE)	(8,313,743)	$(66,837,471)	4,727,704	$42,711,736

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Fund of Funds Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Satellite Strategies Portfolio, (collectively the “Fund of Funds Portfolios”), portfolios of the Goldman Sachs Trust, at December 31, 2014, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund of Funds Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014, by correspondence with brokers and the transfer agent of the Underlying Funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2015

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Portfolio Expenses — Six Month Period Ended December 31, 2014 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR or Class R Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR or Class R Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Strategy Portfolio				Equity Growth Strategy Portfolio				Growth and Income Strategy Portfolio
Share Class	Beginning Account Value 7/1/14	Ending Account Value 12/31/14		Expenses Paid for the 6 months ended 12/31/14*	Beginning Account Value 7/1/14	Ending Account Value 12/31/14		Expenses Paid for the 6 months ended 12/31/14*	Beginning Account Value 7/1/14	Ending Account Value 12/31/14		Expenses Paid for the 6 months ended 12/31/14*
Class A
Actual	$1,000.00	$981.50		$2.98	$1,000.00	$969.70		$2.96	$1,000.00	$974.60		$2.97
Hypothetical 5% return	1,000.00	1,022.06	+	3.04	1,000.00	1,022.06	+	3.04	1,000.00	1,022.06	+	3.04
Class C
Actual	1,000.00	978.60		6.70	1,000.00	966.00		6.65	1,000.00	971.70		6.67
Hypothetical 5% return	1,000.00	1,018.30	+	6.83	1,000.00	1,018.30	+	6.83	1,000.00	1,018.30	+	6.83
Institutional
Actual	1,000.00	983.60		0.99	1,000.00	971.20		0.99	1,000.00	976.70		0.99
Hypothetical 5% return	1,000.00	1,024.07	+	1.01	1,000.00	1,024.07	+	1.01	1,000.00	1,024.07	+	1.01
Service
Actual	1,000.00	981.10		3.48	1,000.00	969.40		3.46	1,000.00	974.00		3.46
Hypothetical 5% return	1,000.00	1,021.56	+	3.55	1,000.00	1,021.56	+	3.55	1,000.00	1,021.56	+	3.55
Class IR
Actual	1,000.00	983.60		1.74	1,000.00	971.40		1.73	1,000.00	976.60		1.73
Hypothetical 5% return	1,000.00	1,023.31	+	1.78	1,000.00	1,023.31	+	1.78	1,000.00	1,023.31	+	1.78
Class R
Actual	1,000.00	980.30		4.22	1,000.00	968.20		4.19	1,000.00	973.20		4.20
Hypothetical 5% return	1,000.00	1,020.81	+	4.31	1,000.00	1,020.81	+	4.31	1,000.00	1,020.81	+	4.31

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Portfolio Expenses — Six Month Period Ended December 31, 2014 (Unaudited) (continued)

	Growth Strategy Portfolio				Satellite Strategies Portfolio
Share Class	Beginning Account Value 7/1/14	Ending Account Value 12/31/14		Expenses Paid for the 6 months ended 12/31/14*	Beginning Account Value 7/1/14	Ending Account Value 12/31/14		Expenses Paid for the 6 months ended 12/31/14*
Class A
Actual	$1,000.00	$971.60		$2.97	$1,000.00	$934.20		$2.81
Hypothetical 5% return	1,000.00	1,022.06	+	3.04	1,000.00	1,022.16	+	2.94
Class C
Actual	1,000.00	967.70		6.66	1,000.00	930.20		6.44
Hypothetical 5% return	1,000.00	1,018.30	+	6.83	1,000.00	1,018.40	+	6.73
Institutional
Actual	1,000.00	973.20		0.99	1,000.00	935.00		0.87
Hypothetical 5% return	1,000.00	1,024.07	+	1.01	1,000.00	1,024.17	+	0.91
Service
Actual	1,000.00	971.00		3.46	1,000.00	933.50		3.30
Hypothetical 5% return	1,000.00	1,021.56	+	3.55	1,000.00	1,021.66	+	3.45
Class IR
Actual	1,000.00	972.30		1.73	1,000.00	935.30		1.60
Hypothetical 5% return	1,000.00	1,023.31	+	1.78	1,000.00	1,023.41	+	1.67
Class R
Actual	1,000.00	969.80		4.20	1,000.00	933.70		4.02
Hypothetical 5% return	1,000.00	1,020.81	+	4.31	1,000.00	1,020.91	+	4.20

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Class C	Institutional	Service	Class IR	Class R
Balanced Strategy	0.60%	1.35%	0.20%	0.70%	0.35%	0.85%
Equity Growth Strategy	0.60	1.35	0.20	0.70	0.35	0.85
Growth and Income Strategy	0.60	1.35	0.20	0.70	0.35	0.85
Growth Strategy	0.60	1.35	0.20	0.70	0.35	0.85
Satellite Strategies	0.58	1.33	0.18	0.68	0.33	0.83

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	128	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	128	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 64	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	128	None
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	127	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of December 31, 2014, the Trust consisted of 94 portfolios (88 of which offered shares to the public) and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of six portfolios (one of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 11 portfolios (none of which offered shares to the public). As of December 31, 2014, GSBDC had not offered shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and

Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
[1]	Information is provided as of December 31, 2014.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Goldman Sachs Fund of Funds Portfolios — Tax Information (unaudited)

For the year ended December 31, 2014, 8.67%, 33.61%, 15.34%, 23.88%, and 0.16% of the dividends paid from net investment company taxable income by the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios, respectively, qualify for the dividends received deduction available to corporations.

For the 2014 tax year, each Portfolio has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios from sources within foreign countries and possessions of the United States was $0.0377, $0.1936, $0.0805, $0.1259, and $0.0413 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies portfolios during the year from foreign sources was 9.05%, 52.00%, 19.92%, 32.98%, and 14.92%, respectively. The total amount of taxes paid by the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios to such countries was $0.0042, $0.0163, $0.0077, $0.0112, and $0.0078 per share, respectively.

For the year ended December 31, 2014, 20.33%, 100%, 42.78%, 72.05%, and 18.41% of the dividends paid from net investment company taxable income by the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Satellite Strategies Portfolio designates $6,681,308 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2014.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of December 31, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund[4]
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[5]
■	International Tax-Managed Equity Fund[5]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund[6]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund

Total Portfolio Solutions7

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.
[5]	Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
[6]	Effective at the close of business on February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel Roy W. Templin	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Diversification does not protect an investor from market risk and does not ensure a profit.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Fund holdings and allocations shown are as of December 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 154864.MF.MED.TMPL/2/2015 FFAR-15/82.9K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,563,029	$2,422,346	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$2,340	Other attest services.

Tax Fees:

• PwC	$672,155	$894,195	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2014 and December 31, 2013 were $672,155 and $896,535 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2013 and December 31, 2012 were approximately $9.8 million and $10 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2013. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2013 and 2012 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 9, 2015

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	March 9, 2015